                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10381
                                   ---------

                      PIMCO New York Municipal Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1345 Avenue of the Americas, New York, New York 10105
              ----------------------------------------------------------
              (Address of principal executive offices)        (Zip code)

 Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
 -----------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371
                                                    ------------

Date of fiscal year end: April 30, 2005
                         --------------

Date of reporting period: April 30, 2005
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Shareholder

                                                     PIMCO MUNICIPAL INCOME FUND
                                          PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                            PIMCO NEW YORK MUNICIPAL INCOME FUND

                                                                  Annual Report
                                                                  April 30, 2005

(PMF THE NEW YORK STOCK EXCHANGE LOGO)

(PCQ THE NEW YORK STOCK EXCHANGE LOGO)

(PNF THE NEW YORK STOCK EXCHANGE LOGO)

CONTENTS

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . .1

Performance & Statistics . . . . . . . . . . . . . . . . . . . . . . . . .2-4

Schedules of Investments . . . . . . . . . . . . . . . . . . . . . . . . 5-17

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . 18

Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . 19

Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . 20-21

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . 22-29

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .30-32

Report of Independent Registered Public
Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33

Privacy Policy, Proxy Voting Policies &
Procedures, Other information . . . . . . . . . . . . . . . . . . . . . . .34

Tax Information/Annual Shareholder

                                                 (ALLIANZ GLOBAL INVESTORS LOGO)

PIMCO MUNICIPAL INCOME FUNDS LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 17, 2005

Dear Shareholder:

We are pleased to provide you with the annual report of PIMCO Municipal Income
Fund, PIMCO California Municipal Income Fund, and PIMCO New York Municipal
Income Fund ("PIMCO Municipal Income Funds" or the "Funds") for the year ended
April 30, 2005.

Please refer to the following pages for specific information for each of the
PIMCO Municipal Income Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds' transfer agent at 1-800-331-1710. Also note that a wide range of information and resources can be accessed through our Web site,
www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC (formerly, PA Fund
Management LLC), the Funds' investment manager and Pacific Investment Management
Co. LLC, the Funds' sub-adviser, we thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

/s/ Robert E. Connor                         /s/ Brian S. Shlissel
Robert E. Connor                             Brian S. Shlissel
Chairman                                     President & Chief Executive Officer

                          4.30.05 | PIMCO Municipal Income Funds Annual Report 1

PIMCO MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SYMBOL:                       PRIMARY INVESTMENTS:          INCEPTION DATE:
PMF                           Municipal fixed-income        June 29, 2001
                              securities, the interest
OBJECTIVE:                    from which is exempt from     TOTAL NET ASSETS(1):
To provide income exempt      federal income tax.           $560.7 million
from federal income tax.
                                                            PORTFOLIO MANAGER:
                                                            Mark McCray

TOTAL RETURN(2):                           MARKET PRICE  NET ASSET VALUE ("NAV")
--------------------------------------------------------------------------------
Six Months                                       4.47%                     6.99%
1 Year                                          15.68%                    12.60%
3 Years                                          7.04%                     8.70%
Commencement of Operations (6/29/01) to 4/30/05  6.29%                     7.93%

COMMON SHARE MARKET PRICE/NAV PERFORMANCE:
Commencement of Operations (6/29/01) to 4/30/05

                              [LINE CHART OMITTED]

                      Net Asset            Market          Premium/
   Date                 Value              Price          (Discount)
-------------------------------------------------------------------------------
6/29/2001               14.31             15.1000            5.52%
7/6/2001                14.32             15.0000            4.75%
7/13/2001               14.42             15.0400            4.30%
7/20/2001               14.57             15.0100            3.02%
7/27/2001               14.62             15.0500            2.94%
8/3/2001                14.69             15.1500            3.13%
8/10/2001               14.82             15.1600            2.29%
8/17/2001               14.97             15.5800            4.07%
8/24/2001               14.84             15.3400            3.37%
8/31/2001               14.99             15.0800            0.60%
9/7/2001                14.95             15.0500            0.67%
9/21/2001               14.48             14.4000           -0.55%
9/28/2001               14.57             14.9800            2.81%
10/5/2001               14.87             15.0500            1.21%
10/12/2001              14.65             14.9600            2.12%
10/19/2001              14.69             14.8800            1.29%
10/26/2001              14.64             14.8400            1.37%
10/31/2001              14.85             14.7500           -0.67%
11/7/2001               15.09             15.0100           -0.53%
11/16/2001              14.54             14.9300            2.68%
11/23/2001              14.37             14.9000            3.69%
11/30/2001              14.45             15.0000            3.81%
12/7/2001               13.98             14.7500            5.51%
12/14/2001              13.92             14.9900            7.69%
12/21/2001              13.96             14.2000            1.72%
12/28/2001              13.97             13.8700           -0.72%
1/4/2002                14.05             14.6000            3.91%
1/11/2002               14.38             14.4800            0.70%
1/18/2002               14.44             14.7200            1.94%
1/25/2002               14.23             14.6700            3.09%
2/1/2002                14.32             14.8600            3.77%
2/8/2002                14.41             14.9500            3.75%
2/15/2002               14.35             14.9600            4.25%
2/22/2002               14.53             14.8300            2.06%
3/1/2002                14.48             14.9200            3.04%
3/8/2002                14.09             14.7000            4.33%
3/15/2002               13.97             14.7600            5.65%
3/22/2002               13.89             14.4400            3.96%
3/28/2002               13.91             14.3000            2.80%
4/5/2002                14.10             14.4700            2.62%
4/12/2002               14.20             14.4500            1.76%
4/19/2002               14.06             14.2800            1.56%
4/26/2002               14.22             14.6000            2.67%
4/30/2002               14.22             14.7000            3.38%
5/3/2002                14.29             14.6000            2.17%
5/10/2002               14.13             14.6300            3.54%
5/17/2002               13.97             14.6400            4.80%
5/24/2002               14.17             14.6500            3.39%
5/31/2002               14.29             14.7900            3.50%
6/7/2002                14.36             14.8800            3.62%
6/14/2002               14.44             14.8500            2.84%
6/21/2002               14.45             14.8000            2.42%
6/28/2002               14.42             14.7500            2.29%
7/5/2002                14.49             14.9500            3.17%
7/12/2002               14.48             14.9800            3.45%
7/19/2002               14.57             15.1000            3.64%
7/26/2002               14.66             14.9400            1.91%
8/2/2002                14.54             15.0200            3.30%
8/9/2002                14.54             15.0600            3.58%
8/16/2002                14.5             15.0500            3.79%
8/23/2002               14.43             14.9200            3.40%
8/30/2002               14.51             14.9600            3.10%
9/6/2002                14.74             15.0400            2.04%
9/13/2002               14.68             15.0000            2.18%
9/20/2002               14.83             15.0000            1.15%
9/27/2002               14.83             15.1100            1.89%
10/4/2002               14.91             15.1100            1.34%
10/11/2002              14.75             14.9900            1.63%
10/18/2002              14.18             14.6900            3.60%
10/25/2002               14.1             14.1400            0.28%
11/1/2002               14.25             14.7900            3.79%
11/8/2002               14.45             14.7200            1.87%
11/15/2002              14.29             14.5000            1.47%
11/22/2002              14.16             14.2200            0.42%
11/29/2002              14.13             14.1800            0.35%
12/6/2002               14.29             14.2100           -0.56%
12/13/2002              14.27             14.2500           -0.14%
12/20/2002              14.35             14.2800           -0.49%
12/27/2002              14.35             14.2300           -0.84%
1/3/2003                14.38             14.4500            0.49%
1/10/2003               14.29             14.2800           -0.07%
1/17/2003               14.18             14.4000            1.55%
1/24/2003               14.26             14.2200           -0.28%
1/31/2003               14.24             14.2500            0.07%
2/7/2003                14.25             14.4900            1.68%
2/14/2003               14.29             14.2500           -0.28%
2/21/2003               14.33             14.3500            0.14%
2/28/2003               14.35             14.3000           -0.35%
3/7/2003                14.45             14.4800            0.21%
3/14/2003               14.42             14.5600            0.97%
3/21/2003               14.17             14.1300           -0.28%
3/28/2003               14.22             14.4500            1.62%
4/4/2003                13.77             14.3300            4.07%
4/11/2003               13.76             14.1800            3.05%
4/18/2003               13.99             14.2000            1.50%
4/25/2003               14.02             14.2100            1.36%
5/2/2003                14.08             14.2800            1.42%
5/9/2003                14.22             14.4200            1.41%
5/16/2003               14.26             14.5700            2.17%
5/23/2003               14.46             14.7300            1.87%
5/30/2003               14.43             14.7500            2.22%
6/6/2003                14.46             14.8100            2.42%
6/13/2003               14.53             14.9000            2.55%
6/20/2003               14.31             14.7400            3.00%
6/27/2003               14.25             14.8900            4.49%
7/3/2003                14.23             14.9800            5.27%
7/11/2003               14.11             14.8000            4.89%
7/18/2003                13.9             14.3200            3.02%
7/25/2003               13.74             14.0600            2.33%
8/1/2003                13.29             13.7900            3.76%
8/8/2003                13.47             13.9300            3.41%
8/15/2003               13.17             13.6300            3.49%
8/22/2003               13.19             13.7400            4.17%
8/29/2003               13.23             13.7000            3.55%
9/5/2003                13.32             13.9000            4.35%
9/12/2003               13.35             13.8400            3.67%
9/19/2003               13.68             13.7800            0.73%
9/26/2003               13.76             13.7700            0.07%
10/3/2003               13.73             13.8600            0.95%
10/10/2003              13.62             13.6400            0.15%
10/17/2003              13.58             13.6500            0.52%
10/24/2003              13.79             13.6300           -1.16%
10/31/2003              13.85             13.7300           -0.87%
11/7/2003                13.9             13.8300           -0.50%
11/14/2003              14.07             13.8400           -1.63%
11/21/2003              14.24             13.8800           -2.53%
11/28/2003              14.28             13.8500           -3.01%
12/5/2003               14.21             14.0800           -0.91%
12/12/2003              14.25             14.0500           -1.40%
12/19/2003              14.38             13.9800           -2.78%
12/26/2003               14.4             13.9200           -3.33%
1/2/2004                14.45             13.9500           -3.46%
1/9/2004                14.66             14.3800           -1.91%
1/16/2004               14.62             14.6500            0.21%
1/23/2004               14.64             14.6600            0.14%
1/30/2004               14.52             14.5400            0.14%
2/6/2004                14.64             14.7400            0.68%
2/13/2004               14.68             14.7900            0.75%
2/20/2004               14.71             14.4900           -1.50%
2/27/2004               14.67             14.4300           -1.64%
3/5/2004                14.81             14.7100           -0.68%
3/12/2004               14.79             14.6200           -1.15%
3/19/2004               14.75             14.7200           -0.20%
3/26/2004                14.6             14.8700            1.85%
4/2/2004                 14.4             14.6800            1.94%
4/9/2004                14.46             14.0900           -2.56%
4/16/2004               14.31             13.9600           -2.45%
4/23/2004               14.24             13.7200           -3.65%
4/30/2004               14.11             13.5500           -3.97%
5/7/2004                13.96             13.2300           -5.23%
5/14/2004               13.71             13.0500           -4.81%
5/21/2004               13.74             13.0900           -4.73%
5/28/2004               13.81             13.3100           -3.62%
6/4/2004                13.79             13.2600           -3.84%
6/11/2004               13.66             13.1400           -3.81%
6/18/2004               13.72             13.1700           -4.01%
6/25/2004               13.76             13.0600           -5.09%
7/2/2004                13.88             13.6900           -1.37%
7/9/2004                13.97             13.8000           -1.22%
7/16/2004               13.84             13.9000            0.43%
7/23/2004                13.9             13.7100           -1.37%
7/30/2004               13.92             13.8100           -0.79%
8/6/2004                14.04             14.0500            0.07%
8/13/2004                  14             14.1500            1.07%
8/20/2004               14.05             14.1400            0.64%
8/27/2004               14.13             14.4500            2.26%
9/3/2004                14.17             14.1700            0.00%
9/10/2004               14.13             14.1500            0.14%
9/17/2004               14.17             14.2400            0.49%
9/24/2004               14.27             14.3100            0.28%
10/1/2004               14.19             14.3200            0.92%
10/8/2004               14.26             14.5800            2.24%
10/15/2004              14.24             14.7000            3.23%
10/22/2004              14.31             14.6300            2.24%
10/29/2004              14.34             14.4900            1.05%
11/5/2004               14.32             14.2400           -0.56%
11/12/2004              14.28             14.1500           -0.91%
11/19/2004              14.33             14.1600           -1.19%
11/26/2004              14.37             14.2100           -1.11%
12/3/2004               14.36             14.1600           -1.39%
12/10/2004              14.45             14.2700           -1.25%
12/17/2004              14.45             14.2500           -1.38%
12/23/2004               14.5             14.1800           -2.21%
12/31/2004              14.54             14.0700           -3.23%
1/7/2005                14.64             14.3500           -1.98%
1/14/2005                14.6             14.5900           -0.07%
1/21/2005               14.64             14.8000            1.09%
1/28/2005               14.74             14.8500            0.75%
2/4/2005              14.9396             14.9700            0.20%
2/11/2005               14.91             14.9600            0.34%
2/18/2005                14.8             14.7500           -0.34%
2/25/2005               14.82             14.8700            0.34%
3/4/2005                14.82             14.9600            0.94%
3/11/2005               14.67             14.6500           -0.14%
3/18/2005                14.7             14.5200           -1.22%
3/25/2005               14.67             14.3500           -2.18%
4/1/2005                14.68             14.6300           -0.34%
4/8/2005                14.74             14.5300           -1.42%
4/15/2005               14.74             14.5000           -1.63%
4/22/2005               14.76             14.4500           -2.10%
4/30/2005               14.84             14.6400           -1.35%

MARKET PRICE/NAV:
-------------------------------
Market Price         $14.64
-------------------------------
NAV                  $14.84
-------------------------------
Discount to NAV       1.35%
-------------------------------
Market Price Yield(3) 6.66%
-------------------------------

MOODY'S RATINGS AS A % OF TOTAL INVESTMENTS

[PIE CHART OMITTED]

B       1.2%

Ba      2.5%

Baa    24.8%

A      10.8%

Aa      6.8%

Aaa    33.6%

NR     20.3%

(1) Inclusive of net assets attributable to Preferred Shares outstanding.

(2) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange.
Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2005.

2 PIMCO Municipal Income Funds Annual Report | 4.30.05

PIMCO CALIFORNIA MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SYMBOL:                       PRIMARY INVESTMENTS:          INCEPTION DATE:
PCQ                           Municipal fixed-income        June 29, 2001
                              securities, the interest
OBJECTIVE:                    from which is exempt from     TOTAL NET ASSETS(1):
To provide current income     federal and California        $410.0 million
exempt from federal and       State income tax.
California State income tax.                                PORTFOLIO MANAGER:
                                                            Mark McCray

TOTAL RETURN(2):                           MARKET PRICE  NET ASSET VALUE ("NAV")
--------------------------------------------------------------------------------
Six Months                                        4.58%                    5.49%
1 Year                                           15.05%                   11.97%
3 Years                                           5.59%                    8.26%
Commencement of Operations (6/29/01) to 4/30/05   5.10%                    7.07%

COMMON SHARE MARKET PRICE/NAV PERFORMANCE:
Commencement of Operations (6/29/01) to 4/30/05

                              [LINE CHART OMITTED]

                      Net Asset            Market          Premium/
   Date                 Value              Price          (Discount)
-------------------------------------------------------------------------------
6/29/2001               14.30             15.1000            5.59%
7/6/2001                14.29             15.0300            5.18%
7/13/2001               14.36             15.0100            4.53%
7/20/2001               14.46             15.0300            3.94%
7/27/2001               14.49             15.0900            4.14%
8/3/2001                14.51             15.3400            5.72%
8/10/2001               14.65             15.2500            4.10%
8/17/2001               14.84             15.8800            7.01%
8/24/2001               14.78             15.5000            4.87%
8/31/2001               14.90             15.3300            2.89%
9/7/2001                14.93             15.3100            2.55%
9/21/2001               14.52             14.9500            2.96%
9/28/2001               14.67             15.0000            2.25%
10/5/2001               14.90             15.1100            1.41%
10/12/2001              14.76             15.1000            2.30%
10/19/2001              14.77             15.3100            3.66%
10/26/2001              14.76             15.2300            3.18%
10/31/2001              14.84             15.2800            2.96%
11/2/2001               14.92             15.3500            2.88%
11/16/2001              14.70             15.0900            2.65%
11/23/2001              14.53             15.0000            3.23%
11/30/2001              14.49             15.3900            6.21%
12/7/2001               14.07             15.1000            7.32%
12/14/2001              13.99             15.0900            7.86%
12/21/2001              13.96             14.6000            4.58%
12/28/2001              14.01             14.7000            4.93%
1/4/2002                14.06             14.8600            5.69%
1/11/2002               14.35             15.0200            4.67%
1/18/2002               14.36             15.0600            4.87%
1/25/2002               14.22             15.0500            5.84%
2/1/2002                14.28             15.0200            5.18%
2/8/2002                14.35             15.1800            5.78%
2/15/2002               14.31             15.2800            6.78%
2/22/2002                14.4             15.0600            4.58%
3/1/2002                14.36             15.2000            5.85%
3/8/2002                   14             15.2000            8.57%
3/15/2002               13.83             14.9000            7.74%
3/22/2002               13.65             14.7000            7.69%
3/29/2002               13.63             14.5000            6.38%
4/5/2002                13.85             14.4400            4.26%
4/12/2002               13.98             14.3600            2.72%
4/19/2002               13.86             14.6800            5.92%
4/26/2002               14.03             14.9500            6.56%
5/3/2002                14.09             14.9000            5.75%
5/10/2002               13.96             14.9700            7.23%
5/17/2002               13.81             14.7000            6.44%
5/24/2002               13.96             14.5700            4.37%
5/31/2002               14.07             14.9000            5.90%
6/7/2002                14.15             14.7600            4.31%
6/14/2002               14.20             14.7500            3.87%
6/21/2002               14.21             14.8200            4.29%
6/28/2002               14.24             14.8500            4.28%
7/5/2002                14.34             14.9600            4.32%
7/12/2002               14.38             14.8500            3.27%
7/19/2002               14.41             14.7800            2.57%
7/26/2002               14.49             14.8900            2.76%
8/2/2002                14.32             15.0000            4.75%
8/9/2002                14.32             15.0200            4.89%
8/16/2002               14.28             15.1300            5.95%
8/23/2002               14.23             15.0500            5.76%
8/30/2002               14.34             15.2000            6.00%
9/6/2002                14.57             15.1400            3.91%
9/13/2002               14.64             15.3500            4.85%
9/20/2002               14.78             15.1000            2.17%
9/27/2002               14.84             15.0500            1.42%
10/4/2002               14.83             15.0600            1.55%
10/11/2002              14.64             14.9500            2.12%
10/18/2002              13.97             14.8400            6.23%
10/25/2002               13.9             14.7000            5.76%
11/1/2002               14.14             14.7500            4.31%
11/8/2002                14.3             15.0100            4.97%
11/15/2002              14.14             14.8000            4.67%
11/22/2002              14.01             14.8000            5.64%
11/29/2002                 14             14.7900            5.64%
12/6/2002               14.16             14.4600            2.12%
12/13/2002              14.14             14.2800            0.99%
12/20/2002              14.15             14.0900           -0.42%
12/27/2002              14.18             14.0500           -0.92%
1/3/2003                14.18             14.5000            2.26%
1/10/2003               14.07             14.2000            0.92%
1/17/2003               13.97             14.1300            1.15%
1/24/2003               13.99             14.1100            0.86%
1/31/2003               13.96             14.1400            1.29%
2/7/2003                13.99             14.1100            0.86%
2/14/2003               14.01             14.0200            0.07%
2/21/2003               14.07             14.0000           -0.50%
2/28/2003               14.18             14.0300           -1.06%
3/7/2003                14.29             14.0600           -1.61%
3/14/2003               14.25             13.9400           -2.18%
3/21/2003               13.95             13.7400           -1.51%
3/28/2003               14.13             13.9800           -1.06%
4/4/2003                14.03             13.9600           -0.50%
4/11/2003               13.97             14.1100            1.00%
4/18/2003               14.11             14.1400            0.21%
4/25/2003               14.14             14.1000           -0.28%
5/2/2003                14.23             14.0800           -1.05%
5/9/2003                14.29             14.1400           -1.05%
5/16/2003               14.37             14.2100           -1.11%
5/23/2003               14.51             14.8000            2.00%
5/30/2003               14.50             14.8600            2.48%
6/6/2003                14.55             14.9400            2.68%
6/13/2003               14.60             14.9200            2.19%
6/20/2003               14.36             14.5000            0.97%
6/27/2003               14.27             14.6500            2.66%
7/4/2003                14.25             14.5500            2.11%
7/11/2003               14.14             14.1900            0.35%
7/18/2003               13.92             13.5800           -2.44%
7/25/2003               13.60             13.1700           -3.16%
8/1/2003                13.13             13.0800           -0.38%
8/8/2003                13.31             13.4100            0.75%
8/15/2003               13.00             13.3900            3.00%
8/22/2003               13.06             13.3700            2.37%
8/29/2003               13.11             13.4500            2.59%
9/5/2003                13.24             13.4700            1.74%
9/12/2003               13.30             13.5600            1.95%
9/19/2003               13.50             13.5000            0.00%
9/26/2003               13.56             13.4000           -1.18%
10/3/2003               13.50             13.6700            1.26%
10/10/2003              13.38             13.6700            2.17%
10/17/2003              13.40             13.3500           -0.37%
10/24/2003              13.61             13.4300           -1.32%
10/31/2003              13.67             13.3700           -2.19%
11/7/2003               13.71             13.4500           -1.90%
11/14/2003              13.87             13.4500           -3.03%
11/21/2003              14.03             13.2900           -5.27%
11/28/2003              14.09             13.3900           -4.97%
12/5/2003               14.02             13.3700           -4.64%
12/12/2003              14.04             13.2900           -5.34%
12/19/2003              14.13             13.2900           -5.94%
12/26/2003              14.15             13.3200           -5.87%
1/2/2004                14.21             13.3600           -5.98%
1/9/2004                14.40             13.5400           -5.97%
1/16/2004               14.35             13.7700           -4.04%
1/23/2004               14.34             13.7900           -3.84%
1/30/2004               14.24             13.7800           -3.23%
2/6/2004                14.35             13.9000           -3.14%
2/13/2004               14.39             13.8800           -3.54%
2/20/2004               14.47             13.8800           -4.08%
2/27/2004               14.43             13.9900           -3.05%
3/5/2004                14.48             14.1000           -2.62%
3/12/2004               14.43             14.1000           -2.29%
3/19/2004               14.39             14.0700           -2.22%
3/26/2004               14.24             14.1100           -0.91%
4/2/2004                14.16             13.9600           -1.41%
4/8/2004                14.23             13.3500           -6.18%
4/16/2004               14.09             13.3300           -5.39%
4/23/2004               14.06             13.1300           -6.61%
4/30/2004               13.92             13.1900           -5.24%
5/7/2004                13.73             13.1900           -3.93%
5/14/2004               13.47             13.0700           -2.97%
5/21/2004               13.50             13.1200           -2.81%
5/28/2004               13.65             13.1800           -3.44%
6/4/2004                13.58             13.2000           -2.80%
6/10/2004               13.46             13.0800           -2.82%
6/18/2004               13.54             12.8800           -4.87%
6/25/2004               13.61             12.8800           -5.36%
7/2/2004                13.78             13.1400           -4.64%
7/9/2004                13.85             13.1700           -4.91%
7/16/2004               13.77             13.2400           -3.85%
7/23/2004               13.80             13.3200           -3.48%
7/30/2004               13.78             13.4500           -2.39%
8/6/2004                14.04             13.9000           -1.00%
8/13/2004               13.96             13.7000           -1.86%
8/20/2004               14.01             13.8400           -1.21%
8/27/2004               14.09             13.8000           -2.06%
9/3/2004                14.11             13.9000           -1.49%
9/10/2004               14.08             13.8500           -1.63%
9/17/2004               14.12             13.9400           -1.27%
9/24/2004               14.21             14.0500           -1.13%
10/1/2004               14.14             13.8200           -2.26%
10/8/2004               14.18             14.1300           -0.35%
10/15/2004              14.17             13.9000           -1.91%
10/22/2004              14.25             13.9400           -2.18%
10/29/2004              14.29             14.0300           -1.82%
11/5/2004               14.24             13.8600           -2.67%
11/12/2004              14.19             13.7800           -2.89%
11/19/2004              14.22             13.8300           -2.74%
11/26/2004              14.26             13.8100           -3.16%
12/3/2004               14.23             13.6600           -4.01%
12/10/2004              14.31             13.9100           -2.80%
12/17/2004              14.28             13.6500           -4.41%
12/23/2004              14.35             13.5500           -5.57%
12/31/2004              14.39             13.5300           -5.98%
1/7/2005                14.50             13.7400           -5.24%
1/14/2005               14.46             13.8500           -4.22%
1/21/2005               14.49             14.0400           -3.11%
1/28/2005               14.58             14.1700           -2.81%
2/4/2005                14.70             14.5000           -1.38%
2/11/2005               14.68             14.3000           -2.59%
2/18/2005               14.61             14.2000           -2.81%
2/25/2005               14.61             14.4000           -1.44%
3/4/2005                14.62             14.3800           -1.64%
3/11/2005               14.46             14.2500           -1.45%
3/18/2005               14.50             14.2300           -1.86%
3/25/2005               14.44             14.0200           -2.91%
4/1/2005                14.41             14.1300           -1.94%
4/8/2005                14.46             14.1890           -1.87%
4/15/2005               14.47             14.1100           -2.49%
4/22/2005               14.50             14.2500           -1.72%
4/30/2005               14.60             14.2000           -2.74%

MARKET PRICE/NAV
---------------------------
Market Price         $14.20
---------------------------
NAV                  $14.60
---------------------------
Discount to NAV       2.74%
---------------------------
Market Price Yield(3) 6.51%
---------------------------

MOODY'S RATINGS AS A % OF TOTAL INVESTMENTS

[PIE CHART OMITTED]

NR     25.4%

VMIG1   0.4%

Ba      2.3%

Baa    20.4%

A       2.3%

Aa      2.9%

Aaa    46.3%

(1) Inclusive of net assets attributable to Preferred Shares outstanding.

(2) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange.
Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2005.

                          4.30.05 | PIMCO Municipal Income Funds Annual Report 3

NEW YORK MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SYMBOL:                       PRIMARY INVESTMENTS:          INCEPTION DATE:
PNF                           Municipal fixed-income        June 29, 2001
                              securities, the interest
OBJECTIVE:                    from which is exempt from     TOTAL NET ASSETS(1):
To provide current income     federal, New York State and   $165.1 million
exempt from federal, New      New York City income tax.
York State and New York                                     PORTFOLIO MANAGER:
City income tax.                                            Mark McCray

TOTAL RETURN(2):                           MARKET PRICE  NET ASSET VALUE ("NAV")
--------------------------------------------------------------------------------
Six Months                                         3.60%                   5.17%
1 Year                                            17.04%                  10.02%
3 Years                                            6.09%                   6.57%
Commencement of Operations (6/29/01) to 4/30/05    4.64%                   5.72%

COMMON SHARE MARKET PRICE/NAV PERFORMANCE:
Commencement of Operations (6/29/01) to 4/30/05

                              [LINE CHART OMITTED]

                      Net Asset            Market          Premium/
   Date                 Value              Price          (Discount)
-------------------------------------------------------------------------------
 6/29/2001              14.30             15.0000            4.90%
 7/6/2001               14.33             15.0900            5.30%
 7/13/2001              14.38             15.1000            5.01%
 7/20/2001              14.46             15.0700            4.22%
 7/27/2001              14.58             15.0100            2.95%
 8/3/2001               14.59             15.0600            3.22%
 8/10/2001              14.67             15.2000            3.61%
 8/17/2001              14.81             15.4000            3.98%
 8/24/2001              14.73             15.4000            4.55%
 8/31/2001              14.79             15.1800            2.64%
 9/7/2001               14.73             15.3300            4.07%
 9/21/2001              14.27             14.2500           -0.14%
 9/28/2001              14.31             14.8900            4.05%
 10/5/2001              14.57             14.9000            2.26%
 10/12/2001             14.39             14.8100            2.92%
 10/19/2001             14.36             14.7000            2.37%
 10/26/2001             14.25             14.7500            3.51%
 10/31/2001             14.47             14.6300            1.11%
 11/2/2001              14.56             14.8300            1.85%
 11/16/2001             14.19             14.9600            5.43%
 11/23/2001             13.97             14.8800            6.51%
 11/30/2001             14.11             14.7000            4.18%
 12/7/2001              13.58             14.6200            7.66%
 12/14/2001             13.54             14.6000            7.83%
 12/21/2001             13.53             13.7000            1.26%
 12/28/2001             13.51             13.7000            1.41%
 1/4/2002               13.61             13.9500            2.50%
 1/11/2002              14.02             14.4400            3.00%
 1/18/2002              14.13             14.7600            4.46%
 1/25/2002              13.89             14.8000            6.55%
 2/1/2002               13.98             14.7300            5.36%
 2/8/2002               14.14             14.7300            4.17%
 2/15/2002               14.1             14.8000            4.96%
 2/22/2002              14.33             14.7000            2.58%
 3/1/2002               14.28             14.7700            3.43%
 3/8/2002               13.87             14.5500            4.90%
 3/15/2002              13.64             14.5000            6.30%
 3/22/2002              13.58             13.9300            2.58%
 3/29/2002               13.6             14.1700            4.19%
 4/5/2002               13.81             14.1800            2.68%
 4/12/2002              13.92             14.2500            2.37%
 4/19/2002              13.78             14.3100            3.85%
 4/26/2002              13.94             14.2700            2.37%
 5/3/2002               13.96             14.3700            2.94%
 5/10/2002              13.78             14.3400            4.06%
 5/17/2002              13.55             14.0000            3.32%
 5/24/2002              13.71             13.9600            1.82%
 5/31/2002              13.85             14.1000            1.81%
 6/7/2002               13.90             14.3300            3.09%
 6/14/2002              13.99             14.3100            2.29%
 6/21/2002              13.98             14.3200            2.43%
 6/28/2002              13.93             14.2700            2.44%
 7/5/2002               14.02             14.4400            3.00%
 7/12/2002              14.02             14.9000            6.28%
 7/19/2002              14.11             14.7000            4.18%
 7/26/2002              14.17             14.5800            2.89%
 8/2/2002               14.06             15.0000            6.69%
 8/9/2002               14.05             14.8000            5.34%
 8/16/2002              14.03             14.7500            5.13%
 8/23/2002              13.97             14.6700            5.01%
 8/30/2002              14.05             14.5600            3.63%
 9/6/2002               14.28             14.7000            2.94%
 9/13/2002              14.24             14.6300            2.74%
 9/20/2002              14.39             14.5500            1.11%
 9/27/2002              14.46             14.6600            1.38%
 10/4/2002               14.5             14.7500            1.72%
 10/11/2002             14.33             14.6000            1.88%
 10/18/2002             13.73             14.1800            3.28%
 10/25/2002             13.67             14.1200            3.29%
 11/1/2002              13.86             14.3700            3.68%
 11/8/2002              14.06             14.3400            2.06%
 11/15/2002              13.9             13.9300            0.22%
 11/22/2002             13.75             14.1800            3.13%
 11/29/2002             13.72             14.0500            2.41%
 12/6/2002              13.94             13.8900           -0.36%
 12/13/2002             13.96             13.6900           -1.93%
 12/20/2002             14.03             13.6300           -2.85%
 12/27/2002             14.12             13.5000           -4.39%
 1/3/2003               14.15             13.9500           -1.41%
 1/10/2003              13.92             13.8000           -0.86%
 1/17/2003              13.86             13.8000           -0.43%
 1/24/2003              13.85             13.4200           -3.10%
 1/31/2003              13.86             13.5000           -2.60%
 2/7/2003               13.88             13.5100           -2.67%
 2/14/2003              13.92             13.4800           -3.16%
 2/21/2003              13.94             13.5100           -3.08%
 2/28/2003              13.97             13.5000           -3.36%
 3/7/2003               14.04             13.6800           -2.56%
 3/14/2003              14.07             13.4600           -4.34%
 3/21/2003              13.75             13.2300           -3.78%
 3/28/2003              13.89             13.4800           -2.95%
 4/4/2003               13.31             13.5000            1.43%
 4/11/2003              13.22             13.4200            1.51%
 4/18/2003              13.46             13.3800           -0.59%
 4/25/2003              13.48             13.4600           -0.15%
 5/2/2003               13.53             13.6000            0.52%
 5/9/2003               13.64             13.7700            0.95%
 5/16/2003              13.63             14.0800            3.30%
 5/23/2003              13.82             14.2800            3.33%
 5/30/2003              13.83             14.3100            3.47%
 6/6/2003               13.86             14.3700            3.68%
 6/13/2003              13.91             14.4800            4.10%
 6/20/2003              13.71             14.3600            4.74%
 6/27/2003              13.72             14.4900            5.61%
 7/7/2003               13.69             14.4000            5.19%
 7/11/2003              13.58             14.4000            6.04%
 7/18/2003              13.36             14.0000            4.79%
 7/25/2003               13.2             13.7700            4.32%
 8/1/2003               12.54             13.3700            6.62%
 8/8/2003               12.96             13.4500            3.78%
 8/15/2003              12.63             13.1000            3.72%
 8/22/2003              12.68             13.2500            4.50%
 8/29/2003              12.75             13.3500            4.71%
 9/5/2003               12.86             13.3900            4.12%
 9/12/2003              12.91             13.5100            4.65%
 9/19/2003              13.22             13.4700            1.89%
 9/26/2003              13.35             13.4200            0.52%
 10/3/2003              13.26             13.5200            1.96%
 10/10/2003             13.13             13.3600            1.75%
 10/17/2003             13.08             13.3800            2.29%
 10/24/2003             13.43             13.5000            0.52%
 10/31/2003             13.45             13.5000            0.37%
 11/7/2003              13.48             13.5000            0.15%
 11/14/2003             13.65             13.2300           -3.08%
 11/21/2003             13.82             13.1900           -4.56%
 11/28/2003             13.86             13.3100           -3.97%
 12/5/2003              13.79             13.3500           -3.19%
 12/12/2003              13.8             13.3000           -3.62%
 12/19/2003             13.85             13.4200           -3.10%
 12/26/2003             13.86             13.3400           -3.75%
 1/2/2004               13.91             13.3600           -3.95%
 1/9/2004                14.1             13.6000           -3.55%
 1/16/2004              14.06             13.9100           -1.07%
 1/23/2004              14.05             13.9700           -0.57%
 1/30/2004              13.92             13.8300           -0.65%
 2/6/2004               14.05             14.0500            0.00%
 2/13/2004              14.09             14.0300           -0.43%
 2/20/2004              14.13             14.1400            0.07%
 2/27/2004              14.07             14.1700            0.71%
 3/5/2004               14.15             14.0400           -0.78%
 3/12/2004              14.15             14.1900            0.28%
 3/19/2004              14.13             14.2300            0.71%
 3/26/2004                 14             14.1600            1.14%
 4/2/2004                13.8             14.0600            1.88%
 4/8/2004               13.87             13.5600           -2.24%
 4/16/2004              13.67             13.0700           -4.39%
 4/23/2004              13.55             12.7800           -5.68%
 4/30/2004              13.44             12.7000           -5.51%
 5/7/2004               13.21             12.6000           -4.62%
 5/14/2004              12.93             12.0200           -7.04%
 5/21/2004              12.95             12.2000           -5.79%
 5/28/2004              13.08             12.6400           -3.36%
 6/4/2004                  13             12.7700           -1.77%
 6/10/2004              12.85             12.6400           -1.63%
 6/18/2004              12.95             12.5100           -3.40%
 6/25/2004              12.99             12.6444           -2.66%
 7/2/2004               13.19             12.8400           -2.65%
 7/9/2004               13.29             13.0100           -2.11%
 7/16/2004              13.16             13.0300           -0.99%
 7/23/2004              13.22             12.9000           -2.42%
 7/30/2004              13.22             13.1200           -0.76%
 8/6/2004               13.37             13.4100            0.30%
 8/13/2004              13.33             13.2700           -0.45%
 8/20/2004              13.39             13.2500           -1.05%
 8/27/2004              13.46             13.2600           -1.49%
 9/3/2004                13.5             13.4300           -0.52%
 9/10/2004              13.46             13.5000            0.30%
 9/17/2004              13.48             13.5500            0.52%
 9/24/2004              13.54             13.6000            0.44%
 10/1/2004               13.5             13.3600           -1.04%
 10/8/2004              13.51             13.6500            1.04%
 10/15/2004              13.5             13.6900            1.41%
 10/22/2004             13.57             13.7500            1.33%
 10/29/2004             13.59             13.8700            2.06%
 11/5/2004              13.58             13.8100            1.69%
 11/12/2004             13.53             13.6200            0.67%
 11/19/2004             13.55             13.4100           -1.03%
 11/26/2004             13.53             13.2700           -1.92%
 12/3/2004              13.52             13.3200           -1.48%
 12/10/2004             13.56             13.4400           -0.88%
 12/17/2004             13.53             12.9500           -4.29%
 12/24/2004             13.55             12.9500           -4.43%
 12/31/2004             13.58             12.9000           -5.01%
 1/7/2005               13.67             13.2600           -3.00%
 1/14/2005              13.61             13.4500           -1.18%
 1/21/2005              13.61             13.8500            1.76%
 1/28/2005              13.69             13.6100           -0.58%
 2/4/2005             13.8241             13.8400            0.12%
 2/11/2005               13.8             14.0100            1.52%
 2/18/2005              13.77             13.8500            0.58%
 2/25/2005              13.82             14.0400            1.59%
 3/4/2005               13.81             14.0300            1.59%
 3/11/2005              13.74             13.7900            0.36%
 3/18/2005               13.8             13.7000           -0.72%
 3/25/2005              13.76             13.5500           -1.53%
 4/1/2005               13.78             13.5200           -1.89%
 4/8/2005               13.81             13.6700           -1.01%
 4/15/2005              13.78             13.6500           -0.94%
 4/22/2005              13.78             13.7500           -0.22%
 4/30/2005              13.83             13.9000            0.51%

MARKET PRICE/NAV:
-----------------------------
Market Price           $13.90
-----------------------------
NAV                    $13.83
-----------------------------
Premium to NAV          0.51%
-----------------------------
Market Yield Price(3)   6.47%
-----------------------------

MOODY'S RATINGS AS A % OF TOTAL INVESTMENTS

[PIE CHART OMITTED]

Aaa       49.5%

Ba        2.2%

Baa       9.2%

A         14.0%

Aa        25.1%

(1) Inclusive of net assets attributable to Preferred Shares outstanding.

(2) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange.
Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2005.

4 PIMCO Municipal Income Funds Annual Report | 4.30.05

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



   Principal
      Amount                                                                       Credit Rating
       (000)                                                                      (Moody's/S&P)*            Value
------------                                                                     ---------------- ---------------

 MUNICIPAL BONDS & NOTES-88.6%
             ALABAMA-2.0%
 $   2,500   Birmingham Baptist Medical Center, Baptist Health System,
               5.875%, 11/15/24, Ser. A                                               Baa1/NR      $  2,650,300
     8,000   Huntsville Health Care Auth., 5.75%, 6/1/31, Ser. A                       A2/NR          8,480,560
                                                                                                   ------------
                                                                                                     11,130,860
                                                                                                   ------------
             ALASKA-1.0%
     6,000   Northern Tobacco Securitization Corp., 5.50%, 6/1/29                    Baa3/BBB         5,851,260
                                                                                                   ------------
             ARIZONA-0.4%
     2,000   Apache Cnty. Indl. Dev. Auth., Pollution Control Rev., Tucson
               Electric Power Co., 5.875%, 3/1/33                                     Ba1/B+          2,001,520
                                                                                                   ------------
             CALIFORNIA-1.9%
    10,000   Golden State Tobacco Securization Corp. Rev.,
               6.75%, 6/1/39, Ser. 2003-A-1                                          Baa3/BBB        10,651,500
                                                                                                   ------------
             COLORADO-2.4%
     3,000   Denver Health & Hospital Auth. Healthcare Rev.,
               5.375%-6.00%, 12/1/23-12/1/28, Ser. A                                 Baa3/BBB         3,068,490
    12,400   Health Facs. Auth. Retirement Facs. Rev., zero coupon, 7/15/24           NR/AAA          4,904,944
     4,965   Northwest Parkway Public Highway Auth.,
               7.125%, 6/15/41, Ser. D                                                Ba1/BB+         5,385,188
                                                                                                   ------------
                                                                                                     13,358,622
                                                                                                   ------------
             CONNECTICUT-0.2%
     1,000   State Dev. Auth. Pollution Control Rev., Conn. Light & Power,
               5.85%, 9/1/28                                                         Baa1/BBB         1,066,240
                                                                                                   ------------
             DISTRICT OF COLUMBIA-1.0%
     5,610   Tobacco Settlement Financing Corp., 6.25%, 5/15/24                      Baa3/BBB         5,744,191
                                                                                                   ------------
             FLORIDA-1.8%
     9,000   Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System,
               6.00%, 11/15/31, Ser. A                                                 A2/A           9,818,370
                                                                                                   ------------
             GEORGIA-2.1%
    10,000   Municipal Electric Auth. Power Rev., 5.50%, 1/1/20, Ser. Z (MBIA)        Aaa/AAA        11,408,500
                                                                                                   ------------
             ILLINOIS-11.9%
    10,115   Chicago Board of Education GO, zero coupon, 12/1/31, Ser. A
               (FGIC)                                                                 Aaa/AAA         2,632,429
     9,080   Chicago GO, 5.375%, 1/1/34, Ser. A (FGIC)                                Aaa/AAA         9,745,836
     2,000   Chicago Water Rev., 5.25%, 11/1/27 (FGIC)
               (Pre-refunded @ 102, 11/1/07) (a)                                      Aaa/AAA         2,152,940
     6,260   Dev. Finance Auth. Hospital Rev., Adventist Health System,
               5.50%-5.65%, 11/15/24-11/15/29                                          A2/A           6,516,456
             Educational Facs. Auth. Rev., Chicago Univ.,
       190   5.25%, 7/1/41, Ser. A                                                    Aa1/AA            200,769
     4,810   5.25%, 7/1/41, Ser. A (Pre-refunded @ 101, 7/1/11) (a)                   Aa1/AA          5,379,598


                                          4.30.05  PIMCO Municipal Income Funds
Annual Report 5

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                        Credit Rating
     (000)                                                                       (Moody's/S&P)*            Value
----------                                                                      ---------------- ---------------

           ILLINOIS-(CONTINUED)
 $  1,115  Educational Facs. Auth. Rev., Midwestern Univ.,
             5.50%, 5/15/18, Ser. B                                                   NR/A-       $  1,166,959
    3,000  Health Facs. Auth. Rev., Decatur Memorial Hospital,
             5.75%, 10/1/24                                                           A2/A           3,165,630
    5,425  Health Facs. Auth. Rev., Silver Cross Hospital, 5.50%, 8/15/25             NR/A-          5,557,478
   15,690  Lake Cnty. Community High School District, GO, zero coupon,
             2/1/19-2/1/22, Ser. B (FGIC)                                            Aaa/AAA         7,800,466
    7,345  Regional Transportation Auth., 5.50%, 6/1/23, Ser. B (FGIC)               Aaa/AAA         8,596,882
    3,000  State Sales Tax Rev., 5.125%, 6/15/20                                     Aa3/AAA         3,203,130
    5,000  Univ. Rev., Auxiliary Fac. System, 5.25%, 4/1/32, Ser. B (FGIC)           Aaa/AAA         5,245,300
    4,000  Winnebago Boone ETC Cntys., Rock Valley Community College,
             5.30%, 10/1/18 (FGIC)                                                   Aaa/NR          4,268,520
                                                                                                  ------------
                                                                                                    65,632,393
                                                                                                  ------------
           INDIANA-1.5%
    6,500  Carmel School Building Corp., 5.00%, 7/15/22 (MBIA)                       Aaa/AAA         6,861,010
    1,225  Richland Beanblossom School Building Corp., 5.00%, 1/15/22
             (FGIC)                                                                   Aaa/AA-        1,284,719
                                                                                                  ------------
                                                                                                     8,145,729
                                                                                                  ------------
           KANSAS-3.8%
           Wichita Hospital Rev.,
    5,000   5.625%, 11/15/31, Ser. III                                                NR/A+          5,316,450
   14,370   6.25%, 11/15/24, Ser. XI                                                  NR/A+         15,729,977
                                                                                                  ------------
                                                                                                    21,046,427
                                                                                                  ------------
           KENTUCKY-0.8%
    3,845  Dev. Finance Auth. Hospital Rev., 6.00%, 10/1/19                           A3/A           4,284,137
                                                                                                  ------------
           LOUISIANA-7.1%
   10,000  Local Gov't Environmental Facs., Community Dev. Auth. Rev.,
             6.55%, 9/1/25                                                            NR/A          11,543,000
   27,895  Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39                 Baa3/BBB        27,833,073
                                                                                                  ------------
                                                                                                    39,376,073
                                                                                                  ------------
           MARYLAND-0.2%
    1,150  Baltimore Water Project Rev., 5.125%, 7/1/42, Ser. A (FGIC)               Aaa/AAA         1,203,533
                                                                                                  ------------
           MICHIGAN-4.7%
    2,000  Detroit GO, 5.375%, 4/1/15-4/1/17, Ser. A-1 (MBIA)                        Aaa/AAA         2,206,920
    5,650  Forest Hills Public School, GO, 5.25%, 5/1/18                             Aa2/NR          6,115,390
    3,000  Mount Clemens Community School Dist. GO, 5.00%, 5/1/31                    Aa2/AA          3,100,680
       50  Royal Oak Hospital Finance Auth., William Beaumont Hospital,
             5.25%, 11/15/35, Ser. M (MBIA)                                          Aaa/AAA            52,159
    4,000  State Hospital Fac. Auth. Rev., Detroit Medical Center, 6.25%,
             8/15/13                                                                  Ba3/B          4,004,600
    2,000  State Strategic Fund Ltd. Obligation Rev., Detroit Edison Pollution
             Control Co., 5.45%, 9/1/29                                              A3/BBB+         2,105,700


6 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                     Credit Rating
     (000)                                                                    (Moody's/S&P)*            Value
----------                                                                   ---------------- ---------------

           MICHIGAN-(CONTINUED)
 $  3,000  Taylor Tax lncrement Finance Auth., 5.375%, 5/1/17 (FSA)               Aaa/AAA      $  3,277,920
    6,255  Wayne Charter Cnty. Airport Fac. Rev., 6.75%, 12/1/15                   NR/NR          5,375,672
                                                                                               ------------
                                                                                                 26,239,041
                                                                                               ------------
           MINNESOTA-0.6%
    3,000  Agricultural & Economic Dev. Board Rev., Health Care System,
             6.375%, 11/15/29, Ser. A                                              A2/A           3,300,750
                                                                                               ------------
           MISSOURI-0.5%
    2,500  Interstate 470 & 350 Transportation Dev., Motranson Rev.,
             6.35%, 5/1/22                                                         NR/NR          2,560,625
                                                                                               ------------
           NEVADA-1.4%
    3,000  Clark Cnty. Airport Rev., 5.25%, 7/1/34, Ser. B (FGIC)                 Aaa/AAA         3,154,230
    4,250  Truckee Meadows Water Auth. Rev., 5.25%, 7/1/34, Ser. A (FSA)          Aaa/AAA         4,473,210
                                                                                               ------------
                                                                                                  7,627,440
                                                                                               ------------
           NEW HAMPSHIRE-0.6%
    3,000  State Business Finance Auth. Pollution Control Rev., Conn. Light
             & Power Co., 5.85%, 12/1/22                                         Baa1/BBB         3,212,580
                                                                                               ------------
           NEW JERSEY-4.1%
    1,365  Camden Cnty. Improvement Auth. Rev., Cooper Health System,
             5.60%-6.00%, 2/15/07-2/15/27                                        Baa3/BBB         1,392,531
           Economic Dev. Auth. Rev., Arbor Glen,
    2,510   5.875%, 5/15/16, Ser. A                                                NR/NR          2,560,275
      490   5.875%, 5/15/16, Ser. A (Pre-refunded @ 102, 5/15/09) (a)              NR/NR            550,794
   16,550  Economic Dev. Auth. Rev., Kapkowski Landfill Project,
             5.75%, 4/1/31                                                        Baa3/NR        18,162,135
                                                                                               ------------
                                                                                                 22,665,735
                                                                                               ------------
           NEW MEXICO-0.5%
    2,500  Farmington Pollution Control Rev., Public Service Co.,
             5.80%, 4/1/22                                                       Baa2/BBB         2,552,500
                                                                                               ------------
           NEW YORK-1.5%
           New York City Municipal Water Finance Auth., Water & Sewer
           System Rev.,
    2,120   5.00%, 6/15/37 Ser. D                                                 Aa2/AA+         2,217,541
    3,000   5.00%, 6/1/39 Ser. A                                                  Aa2/AA+         3,117,810
    2,875  Westchester Cnty. Health Care Corp. Rev.,
             5.875%, 11/1/25, Ser. A                                               Ba1/B          2,733,234
                                                                                               ------------
                                                                                                  8,068,585
                                                                                               ------------
           NORTH CAROLINA-0.6%
    3,000  State Facs. Finance Agcy. Rev., Duke Univ. Project,
             5.125%, 10/1/41, Ser. A                                              Aa1/AA+         3,118,500
                                                                                               ------------
           OHIO-1.2%
    5,065  Lorain Cnty. Hospital Rev., Catholic Healthcare Partners,
             5.625%-5.75%, 10/1/17-10/1/18                                        A1/AA-          5,537,953


                                          4.30.05  PIMCO Municipal Income Funds
Annual Report 7

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                       Credit Rating
     (000)                                                                      (Moody's/S&P)*            Value
----------                                                                     ---------------- ---------------

           OHIO-(CONTINUED)
 $  1,235  State Turnpike Rev., 5.50%, 2/15/15                                      Aa3/AA       $  1,361,143
                                                                                                 ------------
                                                                                                    6,899,096
                                                                                                 ------------
           PENNSYLVANIA-4.2%
    5,780  Allegheny Cnty. Hospital Dev. Auth. Rev., 9.25%, 11/15/30, Ser. B         B1/B           6,817,163
    1,000  Allegheny Cnty. Indl. Dev. Auth. Rev., USX Corp., 5.60%, 9/1/30         Baa1/BBB+        1,044,520
    1,095  Allegheny Cnty. Port Auth. Rev., 5.25%, 3/1/20 (FGIC)                    Aaa/AAA         1,182,425
    2,575  Delaware Cnty. Auth. College Rev., Neumann College,
             5.80%, 10/1/17                                                         NR/BBB-         2,747,654
    4,610  Philadelphia Hospital. & Higher Education Fac. Hospital Rev.,
             Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A                       Baa2/BBB         4,667,164
    6,200  State Higher Educational Fac. Auth. Rev., UPMC Health System,
             6.00%, 1/15/31, Ser. A                                                  NR/A+          6,841,886
                                                                                                 ------------
                                                                                                   23,300,812
                                                                                                 ------------
           PUERTO RICO-0.3%
    1,600  Electric Power Auth. Rev., 5.125%, 7/1/29, Ser. NN                        A3/A-          1,685,424
                                                                                                 ------------
           RHODE ISLAND-3.3%
   18,000  Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A          Baa3/BBB        18,152,280
                                                                                                 ------------
           SOUTH CAROLINA-4.6%
    5,500  Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
             5.50%, 10/1/21-10/1/26                                                  A2/A           5,767,290
    3,000  Jobs Economic Dev. Auth. Hospital Facs. Rev., Georgetown
             Memorial Hospital, 5.375%, 2/1/30 (Radian)                              NR/AA          3,161,280
   15,600  Tobacco Settlement Rev., 6.375%, 5/15/30, Ser. B                        Baa3/BBB        16,373,448
                                                                                                 ------------
                                                                                                   25,302,018
                                                                                                 ------------
           TENNESSEE-1.7%
    9,320  Memphis Health Educational & Housing Fac., Wesley Housing
             Corp. Project, 6.95%, 1/1/20 (b)                                        NR/NR          9,320,000
                                                                                                 ------------
           TEXAS-12.0%
    1,750  Austin Convention Enterprises Inc., 5.75%, 1/1/32, Ser. B                 A3/NR          1,824,358
    4,000  Austin Water & Wastewater System Rev.,
             5.25%, 5/15/31, Ser. A & B (FSA)                                       Aaa/AAA         4,197,760
    2,935  Bell Cnty. Health Fac. Dev. Corp., Buckner Retirement Fac.,
             5.25%, 11/15/19                                                         NR/A-          3,008,463
   10,000  Coppell Independent School Dist., GO, zero coupon, 8/15/29 (PSF)         NR/AAA          2,979,200
    2,865  Corpus Christi Refinance & Improvement, GO,
             5.375%, 3/1/18 (FSA)                                                   Aaa/AAA         3,125,228
    3,680  Duncanville Independent. School Dist., 5.25%, 2/15/32, Ser. B
             (PSF)                                                                  Aaa/AAA         3,885,712
    5,000  Harris Cnty. Health Fac. Dev. Corp., Christus Health,
             5.375%, 7/1/29, Ser. A (MBIA)                                          Aaa/AAA         5,320,900
    7,000  Harris Cnty. Health Fac. Dev. Corp., Memorial Hermann
             Healthcare, 6.375%, 6/1/29                                              A2/A           7,783,440


8 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                     Credit Rating
     (000)                                                                    (Moody's/S&P)*            Value
----------                                                                   ---------------- ---------------

           TEXAS-(CONTINUED)
 $  1,840  Houston Water Conveyance System, CP.,
             6.25%, 12/15/12, Ser. J (AMBAC)                                      Aaa/AAA      $  2,174,218
    2,000  Mansfield Independent. School Dist., GO, 5.25%, 2/15/23 (PSF)          Aaa/AAA         2,132,020
    4,380  Southlake Parks Dev. Corp., Sales Tax Rev.,
             5.60%, 8/15/31 (AMBAC)                                               Aaa/AAA         4,717,129
   19,990  State Turnpike Auth. Rev., zero coupon, 8/15/25, Ser. A (AMBAC)        Aaa/AAA         7,593,801
    4,530  State Water Financial Assistance GO, 5.30%, 8/1/18, Ser. A             Aa1/AA          4,908,119
    4,920  University of Texas, Permanent Univ. Fund, 5.00%, 7/1/26, Ser B        Aaa/AAA         5,189,616
    7,450  Water Dev. Board Rev., 5.125%, 7/15/18                                 Aaa/AAA         7,728,555
                                                                                               ------------
                                                                                                 66,568,519
                                                                                               ------------
           UTAH-1.3%
    7,000  Salt Lake Cnty. Hospital Rev., IHC Health Services,
             5.125%, 2/15/33 (AMBAC)                                              Aaa/AAA         7,298,410
                                                                                               ------------
           WASHINGTON-3.5%
           Cowlitz Cnty. School Dist., GO,
      910   5.625%, 12/1/14 (FSA)                                                  NR/NR          1,032,959
      985   5.625%, 12/1/14 (FSA) (Pre-refunded@ 100, 12/1/11) (a)                 NR/NR          1,121,216
    1,225   5.625%, 12/1/16 (FSA) (Pre-refunded@ 100, 12/1/11) (a)                Aaa/NR          1,394,405
    5,000  Kent, GO, 5.375%, 12/1/20 (MBIA)                                       Aaa/AAA         5,411,700
    5,420  King Cnty. School Dist., GO, 5.25%, 12/1/21, Ser. A (MBIA)             Aaa/AAA         5,837,340
    4,000  Northwest Energy Electric Rev., 5.50%, 7/1/13-7/1/15, Ser. A           Aaa/AA-         4,544,060
                                                                                               ------------
                                                                                                 19,341,680
                                                                                               ------------
           WISCONSIN-3.9%
   14,785  Badger Tobacco Asset Corp., 5.75%-6.00%, 6/1/12-6/1/17                Baa3/BBB        15,292,661
    3,515  State GO, 5.00%, 5/1/22, Ser. A (FGIC)                                 Aaa/AAA         3,725,338
    2,230  State Health & Educational Fac. Auth. Rev., Kenosha Hospital &
            Medical Center, 5.625%, 5/15/29                                        NR/A           2,298,260
                                                                                               ------------
                                                                                                 21,316,259
                                                                                               ------------
           Total Municipal Bonds & Notes (cost--$460,175,662)                                   489,249,609
                                                                                               ------------
 VARIABLE RATE NOTES (c)(d)(e)--10.4%
           HAWAII-0.7%
    3,468  Honolulu City & Cnty. Wastewater System Rev.,
             6.72%, 7/1/23, Ser. 400 (FGIC)                                       Aaa/NR          3,885,334
                                                                                               ------------
           ILLINOIS-2.7%
    7,253  Cook Cnty. GO, 6.74%, 11/15/28, Ser. 458 (FGIC)                        Aaa/NR          7,846,625
    6,900  Educational Fac. Auth. Rev., 7.04%, 7/1/26                              NR/AA          7,311,516
                                                                                               ------------
                                                                                                 15,158,141
                                                                                               ------------
           MASSACHUSETTS-1.1%
    5,000  State Health & Educational Fac. Auth. Rev., 8.29%, 1/1/10               NR/NR          5,938,700
                                                                                               ------------
           NEW YORK-1.3%
    6,500  New York City Municipal Water Auth. Rev., 6.77%, 6/15/05               NR/AA+          7,184,840
                                                                                               ------------


                                          4.30.05  PIMCO Municipal Income Funds
Annual Report 9

PIMCO MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



Principal
   Amount                                                                        Credit Rating
    (000)                                                                       (Moody's/S&P)*            Value
------------------                                                             ---------------- ---------------

                   TENNESSEE-1.1%
$5,000             Memphis Electric System Rev., 6.74%, 12/1/11 (MBIA)              Aaa/NR       $  5,910,700
                                                                                                 ------------
                   TEXAS-2.6%
                   Harris Cnty. Health Fac. Dev. Corp. Rev.,
 8,988             7.49%, 7/1/29, Ser. 357 (MBIA)                                   Aaa/NR         10,141,136
 4,250             7.54%, 2/15/21                                                    NR/AA          4,600,455
                                                                                                 ------------
                                                                                                   14,741,591
                                                                                                 ------------
                   WASHINGTON-0.9%
 4,500             Seattle GO, 6.97%, 12/15/28, Ser. 348                            Aa1/NR          4,766,940
                                                                                                 ------------
                   Total Variable Rate Notes (cost--$50,399,265)                                   57,586,246
                                                                                                 ------------
 U.S. TREASURY BILLS (f)--1.7%
 9,065            2.56%-2.74%, 5/5/05-6/16/05 (cost-$9,038,438)                    Aaa/AAA         9,039,771
                                                                                                ------------
                  Total Investments, (cost-$519,613,365)-100.7%                                  555,875,626
                                                                                                ------------
 CALL OPTIONS WRITTEN (g)--(0.7)%
 Contracts
 ------
                  U.S. Treasury Bond Futures, Chicago Board
                   of Trade:
   (12)            Strike price $110, expires 5/20/05                                                (19,125)
  (444)            Strike price $109, expires 8/26/05                                             (1,304,250)
(1,004)            Strike price $110, expires 8/26/05                                             (2,211,937)
                                                                                                ------------
                  Total Call Options Written (premiums received-$1,355,508)                       (3,535,312)
                                                                                                ------------
 PUT OPTIONS WRITTEN (g)--(0.0)%
                  U.S. Treasury Bond Futures, Chicago Board
                   of Trade:
  (116)            Strike price $107 expires 5/20/05                                                  (1,813)
(1,004)            Strike price $105, expires 8/26/05                                               (141,188)
                                                                                                ------------
                  Total Put Options Written (premiums received-$957,613)                            (143,001)
                                                                                                ------------
                  Total Options Written (premiums received-$2,313,121)                            (3,678,313)
                                                                                                ------------
                  TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN (cost-$517,300,244)-100.0%          $552,197,313
                                                                                                ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

10 PIMCO Municipal Income Funds Annual Report 4.30.05

PIMCO CALIFORNIA MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                      Credit Rating
     (000)                                                                      (Moody's/S&P)*          Value
----------                                                                    ---------------- --------------

 CALIFORNIA MUNICIPAL BONDS & NOTES--88.7%
 $ 1,000   ABAG Finance Auth. for Nonprofit Corps., CP, 5.375%, 2/15/19            NR/BBB+      $ 1,060,600
   1,000   ABAG Finance Auth. for Nonprofit Corps., Rev., 5.375%, 11/15/25          NR/A          1,060,530
   1,385   Alvord Unified School District, GO, 5.375%, 8/1/29, Ser. C (FSA)        Aaa/NR         1,438,959
   1,650   Apple Valley, CP, 5.375%, 6/1/21                                         NR/A          1,769,955
   2,000   Baldwin Park Monrovia School Facs., Grant Financing Auth.,
             Rev., 5.00%, 10/1/36 (AMBAC)                                          Aaa/AAA        2,071,940
   6,405   Campbell Union High School District, GO, 5.50%, 8/1/30 (FSA)            Aaa/NR         6,957,751
   2,250   Capistrano Unified School District Community Fac. District,
             Special Tax, 5.75%, 9/1/29 (Pre-refunded @ 102, 9/1/09) (a)            NR/NR         2,543,603
   8,250   Carson Improvement Board Act 1915, Special Assessment,
             6.35%-6.375%, 9/2/23-9/2/31                                            NR/NR         8,592,048
   5,250   Central JT Powers Health Financing Auth., CP, 5.75%, 2/1/31            Baa2/BBB-       5,378,993
   4,140   Charter Oak Unified School District, GO, 5.00%, 7/1/28, Ser. B
             (FSA)                                                                 Aaa/AAA        4,357,764
           Contra Costa Cnty. Public Financing Auth., Tax Allocation Rev.,
   7,150     5.125%-5.85%, 8/1/19-8/1/33                                           NR/BBB         7,574,151
     600   5.125%, 8/1/19 (Pre-refunded @ 102, 8/1/09) (a)                         NR/BBB           662,244
   2,750   CSUCI Financing Auth. Rev., 5.00%, 9/1/31, Ser. A (MBIA)                Aaa/AAA        2,844,682
   3,635   Cucamonga Cnty. Water District, CP, 5.125%, 9/1/35 (FGIC)               Aaa/AAA        3,809,880
   1,775   Educational Fac. Auth. Rev., zero coupon, 9/1/10 (AMBAC)                Aaa/AAA        1,483,297
  25,215   El Monte, CP, 4.75%-5.25%, 6/1/30-1/1/34 (AMBAC)                        Aaa/AAA       26,168,810
  10,000   Foothill/Eastern Corridor Agcy., Toll Road Rev.,
             zero coupon, 1/15/33-1/15/34                                         Baa3/BBB-       1,889,000
   4,170   Fremont Community Fac. District, Special Tax.,
             6.00%-6.30%, 9/1/18-9/1/31                                             NR/NR         4,321,283
           Golden State Tobacco Securization Corp., Tobacco Settlement Rev.,
  27,655   6.25%-6.75%, 6/1/33-6/1/39, Ser. 2003-A-1                              Baa3/BBB       28,908,798
     540    7.875, 6/1/42, Ser. A-3                                               Baa3/BBB          623,446
           Health Fac. Financing Auth. Rev.,
   3,110    5.00%, 7/1/18-7/1/28, Ser. A                                           Baa1/A-        3,181,752
   5,315    5.125%, 7/1/18                                                         NR/BBB+        5,422,416
   3,000    5.25%, 10/1/14, Ser. B                                                 A3/AAA         3,209,850
   6,250   Infrastructure & Economic Dev. Bank Rev., 5.00%, 7/1/36
             (AMBAC)                                                               Aaa/AAA        6,548,000
  14,000   La Quinta Redev. Agcy., Tax Allocation,
             5.00%-5.125%, 9/1/21-9/1/32 (AMBAC)                                   Aaa/AAA       14,737,930
   1,525   Lincoln Public Financing Auth. Rev., 6.125%, 9/2/27                      NR/NR         1,580,159
     845   Los Angeles Community Redev. Agcy., Freeway Recovery Tax
             Allocation, 5.875%-6.00%, 9/1/26-9/1/31                                NR/NR           843,490
   6,250   Los Angeles Cnty. Metropolitan Transportation Auth. Rev., Sales
             Tax Rev., 4.75%, 7/1/28, Ser. B,                                      Aaa/AAA        6,323,750
   3,250   Los Angeles Unified School District, GO, 5.125%, 7/1/21, Ser. E
             (MBIA)                                                                Aaa/AAA        3,490,110
  13,000   Los Angeles Water & Power Rev., Ser. A-A-1, 5.25%, 7/1/21
             (FSA)                                                                 Aaa/AAA       14,040,520


                                         4.30.05  PIMCO Municipal Income Funds
Annual Report 11

PIMCO CALIFORNIA MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                      Credit Rating
     (000)                                                                      (Moody's/S&P)*          Value
----------                                                                    ---------------- --------------

 $ 1,000   Menifee Union School District, Special Tax, 6.40%, 9/1/31                NR/NR       $ 1,022,750
   2,665   Merced Irrigation District Electric System Rev., 6.50%, 9/1/22          Baa3/NR        2,731,705
           Metropolitan Water District, Southern CA, Waterworks Rev.,
     750    5.00%, 7/1/26, Ser.A                                                   Aa2/AA+          800,917
   2,750    5.00%, 7/1/26, Ser.A (Pre-refunded @ 101, 1/1/08) (a)                  Aa2/AAA        2,936,698
   5,820   Montclair Redev. Agcy., Tax Allocation, 5.30%, 10/1/30 (MBIA)           Aaa/AAA        6,325,409
   3,730   Murrieta Valley Unified School District, Special Tax,
             6.30%-6.50%, 9/1/18-9/1/31                                             NR/NR         3,900,263
   6,255   Orange Cnty. Sanitation District, CP, 5.25%, 2/1/30 (FGIC)              Aaa/AAA        6,699,168
   1,080   Palm Springs Community Redev. Agcy., Tax Allocation,
             5.50%, 8/1/21                                                          NR/A-         1,158,505
   1,010   Pomona Unified School District, GO, 6.10%, 2/1/19, Ser. A (MBIA)        Aaa/AAA        1,245,795
   1,690   Rancho Etiwanda Public Fac., Special Tax, 6.375%, 9/1/24                 NR/NR         1,769,126
   2,770   Rancho Mirage Redev. Agcy., Tax Allocation,
             5.50%-5.625%, 4/1/24-4/1/33                                          Baa1/BBB+       2,942,733
   8,305   Riverside Cnty., CP, 5.125%, 11/1/30 (MBIA)                             Aaa/AAA        8,775,977
   1,000   Riverside Cnty. Public Auth. Financing., Tax Allocation,
             5.625%, 10/1/33, Ser. A                                              Baa2/BBB        1,033,230
   1,850   Riverside Improvement Board Act 1915, Special Assessment,
             6.15%-6.375%, 9/2/19-9/2/26                                            NR/NR         1,926,262
     575   Roseville, Woodcreek Community Fac. District, Special Tax,
             6.375%, 9/1/27                                                         NR/NR           613,859
   2,000   Sacramento Health Fac. Rev., 5.30%, 1/1/24, Ser. A                       NR/A          2,084,360
   6,855   Sacramento, Special Tax, 5.70%-6.15%, 9/1/21-9/1/26                      NR/NR         7,055,234
     545   San Diego Cnty., CP, 5.25%, 10/1/28                                      A2/NR           572,773
   1,000   San Diego Cnty., Water Auth. Rev., CP, 5.00%, 5/1/32, Ser. A
             (MBIA)                                                                Aaa/AAA        1,040,740
   3,330   San Francisco Bay Area Rapid Transit District Rev.,
             5.125%, 7/1/36 (AMBAC)                                                Aaa/AAA        3,467,929
     720   San Francisco City & Cnty. Redev. Agcy. Rev., Special Tax,
             6.125%, 8/1/31                                                         NR/NR           744,962
   5,065   San Joaquin Cnty., CP, 5.00%, 9/1/20 (MBIA)                             Aaa/AAA        5,317,034
           San Joaquin Hills Transportation Corridor Agcy., Toll Road Rev.,
             Ser. A,
   5,000    zero coupon, 1/15/19                                                   Ba2/BB         4,549,750
   5,000    5.50%, 1/15/28                                                         Ba2/BB         4,893,650
     230   San Jose Improvement Board Act 1915, Special Assessment,
             5.60%, 9/2/17, Ser. 24Q                                                NR/NR           237,229
   5,000   San Jose Unified School District, Santa Clara Cnty., GO,
             5.125%, 8/1/25, Ser. D (FSA)                                          Aaa/AAA        5,391,150
  26,450   San Juan Unified School District, GO, zero coupon, 8/1/22-8/1/26
            (FSA)                                                                  Aaa/AAA       10,362,835
     600   Santa Ana Financing. Auth., Rev., 5.60%, 9/1/19                         NR/BBB           635,844
   1,815   Santa Clara CP, 5.00%, 2/1/32 (AMBAC)                                   Aaa/AAA        1,899,016
   1,435   Santa Maria JT Union High School Dist., GO, 5.25%, 8/1/25,
             Ser. A (FSA)                                                          Aaa/AAA        1,590,726


12 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO CALIFORNIA MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                   Credit Rating
     (000)                                                                   (Moody's/S&P)*          Value
----------                                                                 ---------------- --------------

 $   500   State Dept. Water Rev., Central Valley Project,
             5.00%, 12/1/25, Ser. AC (MBIA                                      Aaa/AAA      $    533,285
           Statewide Community Dev. Auth., CP,
   8,000    5.375%, 4/1/30                                                      NR/BBB-         8,013,600
   8,000    6.50%, 7/1/20                                                       Baa1/A-         9,125,040
           Statewide Community Dev. Auth., Rev.,
  15,250    5.125%, 10/1/30, Ser. A,                                             NR/A          15,628,810
   4,000    5.50%, 8/15/34, Ser. B                                              A1/AA-          4,212,720
   3,000    5.50% 11/15/33                                                       NR/A           3,232,560
   9,900    6.625%, 10/1/31-11/1/31                                              NR/NR         10,217,656
   2,550    6.75%, 6/1/28 (b)                                                    NR/NR          2,699,405
  10,800   Tobacco Securitization Auth. Rev., Ser. A,
             5.25%-5.375%, 6/1/31-6/1/4                                        Baa3/BBB        10,033,074
   6,865   Tustin Unified School Dist., Special Tax,
             5.50%-5.625%, 9/1/22-9/1/32                                         NR/NR          6,994,060
           University Rev.,
  10,000    5.00%, 5/15/36, Ser. A (AMBAC)                                      Aaa/AAA        10,436,500
   7,000    5.125%, 9/1/31, Ser. O (FGIC)                                       Aaa/AAA         7,402,990
   3,750   West Kern Cnty. Water District, CP, 5.625%, 6/1/31                   Baa2/NR         3,955,312
                                                                                             ------------
           Total California Municipal Bonds & Notes (cost--$336,742,340)                      359,106,352
                                                                                             ------------
 OTHER MUNICIPAL BONDS & NOTES--7.5%
           ILLINOIS-1.4%
           Educational Facs. Auth Revs,
   5,260    5.00%, 7/1/33                                                       Aa1/AA          5,466,771
     240    5.00%, 7/1/33 (Pre-refunded @ 100, 7/1/13) (a)                      Aa1/AA            266,246
                                                                                             ------------
                                                                                                5,733,017
                                                                                             ------------
           LOUISIANA-0.4%
   1,750   Tobacco Settlement Financing Corp. Rev.,
           5.875%, 5/15/39 Ser. 2001-B                                         Baa3/BBB         1,746,115
                                                                                             ------------
           NEVADA-0.5%
   2,025   Clark Cnty. Bond Bank GO, 5.00%, 6/1/32 (MBIA)                       Aaa/AAA         2,095,895
                                                                                             ------------
           NEW JERSEY-1.6%
   6,210   Tobacco Settlement Financing Corp.,
           6.00%-6.375%, 6/1/32-6/1/42                                         Baa3/BBB         6,303,199
                                                                                             ------------
           NEW YORK-0.6%
   2,000   State Dorm Auth Revs., 6.25%, 8/15/15 (FHA)                          Aa2/AAA         2,343,660
                                                                                             ------------
           PUERTO RICO-2.5%
   3,100   Commonwealth Public Finance Corp., 5.75%, 8/1/27, Ser. A            Baa2/BBB+        3,446,611
           Electric Power Auth. Power Rev.,
   1,250    5.125%, 7/1/29, Ser. NN                                              A3/A-          1,316,738
   5,000    5.25%, 7/1/29, Ser. HH (FSA)                                        Aaa/AAA         5,394,700
                                                                                             ------------
                                                                                               10,158,049
                                                                                             ------------


                                         4.30.05  PIMCO Municipal Income Funds
Annual Report 13

PIMCO CALIFORNIA MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



Principal
   Amount                                                                                         Credit Rating
    (000)                                                                                         (Moody's/S&P)*           Value
----------------------                                                                      -------------------- ---------------

                      RHODE ISLAND-0.4%
$1,500                Tobacco Settlement Financing Corp., 6.125%, 6/1/32, Ser. A                    Baa3/BBB        $  1,511,460
                                                                                                                    ------------
                      SOUTH CAROLINA-0.1%
   340                Tobacco Settlement Rev. Management Auth.,
                        6.375%, 5/15/30, Ser. B                                                     Baa3/BBB             356,857
                                                                                                                    ------------
                      Total Other Municipal Bonds & Notes (cost--$27,857,098)                                         30,248,252
                                                                                                                    ------------
 CALIFORNIA VARIABLE RATE NOTES (c)(d)(e)--2.6%
10,003                Los Angeles Wastewater System Rev.,
                        6.76%, 6/1/28, Ser. 318 (FGIC) (cost--$9,063,094)                            Aaa/NR           10,617,454
                                                                                                                    ------------
 CALIFORNIA VARIABLE RATE DEMAND NOTES (c)(h)--0.4%
   175                Irvine Improvement Board Act 1915, Special Assessment,
                        3.00%, 5/2/05                                                              VMIG1/A-1+            175,000
   200                Metropolitan Water Dist. Southern California Waterworks Rev.,
                        3.00%, 5/2/05, Ser. B3                                                     VMIG1/A-1+            200,000
                      Newport Beach Hospital Rev.,
   300                  3.02%, 5/2/05, Ser. B                                                      VMIG1/A-1+            300,000
   900                  3.02%, 5/2/05, Ser. C                                                      VMIG1/A-1+            900,000
                                                                                                                    ------------
                      Total California Variable Rate Demand Notes (cost--$1,575,000)                                   1,575,000
                                                                                                                    ------------
 U.S. TREASURY BILLS (f)--1.4%
 5,865                2.52%-2.69%, 5/5/05-6/16/05 (cost--$5,847,427)                                Aaa/AAA            5,848,308
                                                                                                                    ------------
                      TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN (cost--$381,084,959)-100.6%                           407,395,366
                                                                                                                    ------------
 CALL OPTIONS WRITTEN (g)--(0.6)%
Contracts
---------             U.S. Treasury Bond
                      Futures, Chicago Board of Trade Call,
  (224)                 Strike price $109, expires 8/26/05                                                              (658,000)
  (735)                 Strike price $110, expires 8/26/05                                                            (1,619,297)
                                                                                                                    ------------
                      Total Call Options Written (premiums received-$865,337)                                         (2,277,297)
                                                                                                                    ------------
 PUT OPTIONS WRITTEN (g)--(0.0)%
                      U.S. Treasury Bond Futures, Chicago Board of Trade Call,
  (735)                 Strike price $105, expires 8/26/05                                                              (103,359)
   (85)                 Strike price $107, expires 5/20/05                                                                (1,328)
                                                                                                                    ------------
                      Total Put Options Written (premiums received-$701,066)                                            (104,687)
                                                                                                                    ------------
                      Total Options Written (premiums received-$1,566,403)                                            (2,381,984)
                                                                                                                    ------------
                      TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                        (cost--$379,518,556)-100.0%                                                                 $405,013,382
                                                                                                                    ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

14 PIMCO Municipal Income Funds Annual Report 4.30.05

PIMCO NEW YORK MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                     Credit Ratings
     (000)                                                                     (Moody's/S&P)*            Value
----------                                                                    ---------------- ---------------

 NEW YORK MUNICIPAL BONDS & NOTES--81.3%
 $  3,265  Albany Indl. Dev. Agcy. Civic Fac. Rev., 5.30%, 4/1/29, Ser. A          Baa3/NR      $  3,380,222
    1,000  Long Island Power Auth. Electric System Rev.,
             5.375%, 5/1/33, Ser. L (b)                                             A3/A-          1,051,400
           Metropolitan Transportation Auth., NY Service Contract, Ser. A,
    6,040    5.00%, 7/1/25 (FGIC)                                                  Aaa/AAA         6,347,194
    8,150    5.00%, 7/1/30 (AMBAC)                                                 Aaa/AAA         8,513,164
    1,375    5.125%, 1/1/29                                                        A2/AA-          1,436,421
    1,500  Monroe Tobacco Asset Securitization Corp. Rev., 6.375%, 6/1/35          Ba1/BBB         1,561,275
           New York City, GO, Ser. J,
    5,000    5.125%, 5/15/29 (MBIA)                                                Aaa/AAA         5,204,500
      300    5.25%, 6/1/28                                                          A1/A             317,373
           New York City Municipal Water Finance Auth., Water & Sewer
           System Rev.,
    7,605    4.75%, 6/15/31, Ser. A (FGIC)                                         Aaa/AAA         7,698,085
    7,000    5.125%, 6/15/21, Ser. A (AMBAC)                                       Aaa/AAA         7,356,160
    5,000    5.125%, 6/15/33, Ser. C                                               Aa2/AA+         5,237,800
    5,000    5.25%, 6/15/25, Ser. D                                                Aa2/AA+         5,363,800
    2,250  New York City Transitional Finance Auth. Rev.,
             4.75%, 11/15/23, Ser. B                                               Aa1/AAA         2,305,327
    1,000  Niagara Falls Public Water Auth., Water & Sewer System Rev.,
             5.00%, 7/15/34, Ser. A (MBIA)                                         Aaa/AAA         1,043,650
    8,000  Port Auth. of New York & New Jersey Rev.,
             5.00%, 9/1/29-9/1/38                                                  A1/AA-          8,364,310
    4,515  Sachem Central School District of Holbrook, GO,
             5.00%, 10/15/30, Ser B (MBIA)                                         Aaa/AAA         4,753,121
    6,550  State Dormitory Auth. Lease Rev., 4.75%, 1/15/29, Ser. 1 (FSA)          Aaa/AAA         6,654,145
    1,535  State Dormitory Auth. Rev., Augustana Lutheran Home for the
             Aged Inc., 5.50%, 2/1/31-2/1/41 (MBIA)                                Aaa/AAA         1,644,386
    7,400  State Dormitory Auth. Rev., Lenox Hill Hospital Obligation Group,
             5.50%, 7/1/30                                                         Baa2/NR         7,651,304
    4,000  State Dormitory Auth. Rev., Memorial Sloan-Kettering Center,
             5.00%, 7/1/34, Ser. 1                                                 Aa2/AA          4,121,280
           State Dormitory Auth. Rev., Mental Health Services Fac.
           Improvement, Ser. D, (MBIA)
    7,985    4.75%, 2/15/25 (MBIA)                                                 Aaa/AAA         8,090,881
       15    4.75%, 2/15/25 (Pre-refunded @ 100, 8/15/08) (a)                      Aaa/AAA            16,018
    1,825  State Dormitory Auth. Rev., Mount Sinai Health,
             6.50%, 7/1/25, Ser. A                                                 Ba1/BB          1,926,945
    7,000  State Dormitory Auth. Rev., New York & Presbyterian Hospital,
             4.75%, 8/1/27 (AMBAC)                                                 Aaa/AAA         7,112,350
      845  State Dormitory Auth. Rev., New York Univ.,
             5.50%, 7/1/20-7/1/21, Ser. 2 (AMBAC)                                  Aaa/AAA           932,441


                                         4.30.05  PIMCO Municipal Income Funds
Annual Report 15

PIMCO NEW YORK MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



 Principal
    Amount                                                                 Credit Ratings
     (000)                                                                 (Moody's/S&P)*            Value
----------                                                                ---------------- ---------------

           State Dormitory Auth. Rev., State Univ., Ser B (FSA)
 $  1,045    4.75%, 5/15/28                                                    Aaa/AAA      $  1,113,406
    1,270    4.75%, 5/15/28 (Pre-refunded @ 101, 5/15/08) (a)                  Aaa/AAA         1,353,134
    1,275  State Dormitory Auth. Rev., Winthrop Univ. Hospital Assoc.,
             5.25%, 7/1/31, Ser. A (AMBAC)                                     Aaa/AAA         1,355,338
    5,000  State Thruway Auth. General Rev., 4.75%, 1/1/19, Ser. E             Aa3/AA-         5,146,100
    3,975  State Urban Dev. Corp. Rev., Correctional Facility Service,
             4.75%, 1/1/28, Ser. B (AMBAC) (Pre-refunded@101, 1/1/09) (a)      Aaa/AAA         4,264,141
      130  Tobacco Trust II Rev., 5.75%, 6/1/43                                Ba1/BBB           129,594
    7,000  Triborough Bridge & Tunnel Auth. Rev.,
             5.00%, 1/1/27-1/1/32, Ser. A                                      Aa2/AA-         7,259,610
    2,945  Warren & Washington Cntys., Indl. Dev. Agcy.,
             Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (FSA)        Aaa/AAA         3,104,413
                                                                                            ------------
           Total New York Municipal Bonds & Notes (cost--$123,884,855)                       131,809,288
                                                                                            ------------
 OTHER MUNICIPAL BONDS & NOTES--5.4%
           ILLINOIS--2.6%
           Educational Facs. Auth Rev.,
    3,825    5.00%, 7/1/33, Ser. A                                             Aa1/AA          3,975,361
      175    5.00%, 7/1/33, Ser. A (Pre-refunded @ 100, 7/1/13)(a)             Aa1/AA            194,138
                                                                                            ------------
                                                                                               4,169,499
                                                                                            ------------
           LOUISIANA--0.5%
      750  Tobacco Settlement Financing Corp.,
             5.875%, 5/15/39, Ser. 2001-B                                     Baa3/BBB           748,335
                                                                                            ------------
           PUERTO RICO--2.3%
      195  Commonwealth GO, 5.00%, 7/1/11, Ser. A                             Baa1/AAA           214,356
    1,500  Commonwealth Highway & Transportation Auth. Rev.,
             5.25%, 7/1/38, Ser. D                                             Baa1/A          1,582,185
      500  Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN             A3/A-            526,695
    1,300  Public Finance Corp., 5.75%, 8/1/27, Ser. A                        Baa2/BBB+        1,445,353
                                                                                            ------------
                                                                                               3,768,589
                                                                                            ------------
           Total Other Municipal Bonds & Notes (cost-$8,207,289)                               8,686,423
                                                                                            ------------
 CALIFORNIA VARIABLE RATE NOTES (c)(d)(e)--1.1%
    1,240  State Economic Recovery, 13.34%, 1/1/10, Ser. 935
             (cost--$1,663,076)                                                Aa3/NR          1,813,810
                                                                                            ------------
 NEW YORK VARIABLE RATE NOTES (c)(d)(e)--10.2%
    5,173  New York City Transitional Finance Auth. Rev.,
             6.22%, 11/1/23, Ser. 362                                          Aa1/NR          5,471,057
   11,020  Tobacco Trust II Rev., 7.67%-7.91%, 12/1/09                          A1/A          11,004,514
                                                                                            ------------
           Total New York Variable Rate Notes (cost--$15,997,908)                             16,475,571
                                                                                            ------------
 NEW YORK VARIABLE RATE DEMAND NOTES (c)(h)--0.6%
           State Local Government Assistance Corp.,
    1,000    2.88%, 5/2/05, Ser. A (FGIC) (cost--$1,000,000)                  Aaa/A-1+         1,000,000
                                                                                            ------------


16 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO NEW YORK MUNICIPAL INCOME FUND SCHEDULE OF INVESTMENTS
April 30, 2005



Principal
   Amount                                                                                    Credit Ratings
    (000)                                                                                    (Moody's/S&P)*            Value
-----------                                                                                 ---------------- ---------------

 U.S. TREASURY BILLS (f)--1.9%
$3,110                             2.52%-2.69%, 5/5/05-6/16/05 (cost--$3,099,705)                Aaa/AAA        $  3,100,205
                                                                                                                ------------
                                   Total Investments before options written
                                     (cost--$153,852,833)--100.5%                                                162,885,297
                                                                                                                ------------
 CALL OPTIONS WRITTEN (g)--(0.5)%
 Contracts                         U.S. Treasury Bond Futures, Chicago Board of Trade:
-------------------------------
  (81)                               Strike price $110, expires 5/20/05                                             (129,094)
 (299)                               Strike price $110, expires 8/26/05                                             (658,734)
                                                                                                                ------------
                                   Total Call Options Written (premiums received--$359,428)                         (787,828)
                                                                                                                ------------
 PUT OPTIONS WRITTEN (g)--(0.0)%
                                   U.S. Treasury Bond Futures, Chicago Board of
                                     Trade:
(299)                                Strike price $105, expires 8/26/05                                              (42,047)
 (34)                                Strike price $107, expires 5/20/05                                                 (531)
                                                                                                                ------------
                                   Total Put Options Written (premiums received--$285,017)                           (42,578)
                                                                                                                ------------
                                   Total Options Written (premiums received--$644,445)                              (830,406)
                                                                                                                ------------
                                   TOTAL INVESTMENTS (cost--$153,208,388)--100.0%                               $162,054,891
                                                                                                                ------------


--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS:

*          Unaudited
(a)        Pre-refunded bonds -- collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.
(b)        Illiquid security.
(c)        Variable Rate Notes -- instruments whose interest rates change on specified date (such as a coupon date or interest payment date)
           and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(d)        144A Security -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional investors.
(e)        Residual Interest/Tax Exempt Municipal Bonds. The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.
(f)        All or partial principal amount segregated as initial margin on futures contracts.
(g)        Non-income producing.
(h)        Maturity date shown is date of next call.
--------------------------------------------------------------------------------
GLOSSARY:

AMBAC -- insured by American Municipal Bond Assurance Corp.
CP -- Certificates of Participation
FGIC -- insured by insured Financial Guaranty Insurance Co.
FSA -- insured by Financial Security Assurance, Inc.
GO -- General Obligation Bonds
MBIA -- insured by Municipal Bond Investors Assurance
NR -- Not Rated
PSF -- Public School Fund
Radian - insured by Radian Guaranty Inc.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

4.30.05 PIMCO Municipal Income Funds Annual Report 17

PIMCO MUNICIPAL INCOME FUNDS STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005
--------------------------------------------------------------------------------



                                                                                   California            New York
                                                                  Municipal         Municipal           Municipal
                                                             ---------------   ---------------   ----------------

ASSETS:
Investments, at value (cost-$519,613,365, $381,084,959
  and $153,852,833, respectively)                             $ 555,875,626     $ 407,395,366      $162,885,297
----------------------------------------------------------    -------------     -------------     -------------
Cash                                                                 55,104           597,057           400,020
----------------------------------------------------------    -------------     -------------     -------------
Interest receivable                                              10,350,384         5,868,170         2,870,173
----------------------------------------------------------    -------------     -------------     -------------
Receivable for investments sold                                     245,000                --           400,000
----------------------------------------------------------    -------------     -------------     -------------
Receivable for variation margin on futures contracts                154,500           115,688            54,562
----------------------------------------------------------    -------------     -------------     -------------
Prepaid expenses                                                     24,248            20,947            17,724
----------------------------------------------------------    -------------     -------------     -------------
  Total Assets                                                  566,704,862       413,997,228       166,627,776
----------------------------------------------------------    -------------     -------------     -------------
LIABILITIES:
Options written, at value (premiums received--$2,313,121,
  $1,566,403, and $644,445, respectively)                         3,678,313         2,381,984           830,406
----------------------------------------------------------    -------------     -------------     -------------
Dividends payable to common and preferred shareholders            2,022,343         1,407,821           571,131
----------------------------------------------------------    -------------     -------------     -------------
Investment management fees payable                                  206,519           150,835            60,963
----------------------------------------------------------    -------------     -------------     -------------
Accrued expenses                                                     98,263            78,982            53,376
----------------------------------------------------------    -------------     -------------     -------------
  Total Liabilities                                               6,005,438         4,019,622         1,515,876
----------------------------------------------------------    -------------     -------------     -------------
PREFERRED SHARES ($25,000 NET ASSET AND LIQUIDATION
  VALUE PER SHARE APPLICABLE TO AN AGGREGATE OF
  8,000, 6,000 AND 2,520, SHARES ISSUED AND
  OUTSTANDING, RESPECTIVELY)                                    200,000,000       150,000,000        63,000,000
----------------------------------------------------------    -------------     -------------     -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                  $ 360,699,424     $ 259,977,606     $ 102,111,900
----------------------------------------------------------    -------------     -------------     -------------
COMPOSITION OF NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS:
Common stock (no par value):
  Paid-in capital                                             $ 345,113,930     $ 252,748,809     $ 104,604,914
----------------------------------------------------------    -------------     -------------     -------------
Undistributed net investment income                               9,140,741         4,640,975           898,985
----------------------------------------------------------    -------------     -------------     -------------
Accumulated net realized loss                                   (26,907,316)      (21,761,816)      (11,692,877)
----------------------------------------------------------    -------------     -------------     -------------
Net unrealized appreciation of investments, futures
  contracts and options written                                  33,352,069        24,349,638         8,300,878
----------------------------------------------------------    -------------     -------------     -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                  $ 360,699,424     $ 259,977,606     $ 102,111,900
----------------------------------------------------------    -------------     -------------     -------------
Common Shares Outstanding                                        24,310,374        17,811,229         7,384,020
----------------------------------------------------------    -------------     -------------     -------------
NET ASSET VALUE PER COMMON SHARE                              $       14.84     $       14.60     $       13.83
----------------------------------------------------------    -------------     -------------     -------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

18 PIMCO Municipal Income Funds Annual Report 4.30.05

PIMCO MUNICIPAL INCOME FUNDS STATEMENTS OF OPERATIONS
For the year ended April 30, 2005
--------------------------------------------------------------------------------



                                                                                   California          New York
                                                                  Municipal         Municipal         Municipal
                                                            ----------------   ---------------   ---------------

INTEREST INCOME:
Interest                                                     $  30,981,118      $  21,534,413     $  8,526,754
---------------------------------------------------------    -------------      -------------     ------------
EXPENSES:
Investment management fees                                       3,555,635          2,614,002        1,054,938
---------------------------------------------------------    -------------      -------------     ------------
Auction agent fees and commissions                                 526,795            391,564          163,731
---------------------------------------------------------    -------------      -------------     ------------
Custodian and accounting agent fees                                108,242             98,990           65,630
---------------------------------------------------------    -------------      -------------     ------------
Shareholder reports and notices                                     65,297             45,455           19,680
---------------------------------------------------------    -------------      -------------     ------------
Audit and tax services                                              60,305             49,464           37,985
---------------------------------------------------------    -------------      -------------     ------------
Transfer agent fees                                                 34,824             34,102           32,492
---------------------------------------------------------    -------------      -------------     ------------
Trustees' fees and expenses                                         29,477             22,653           13,076
---------------------------------------------------------    -------------      -------------     ------------
New York Stock Exchange listing fees                                27,621             27,111           27,115
---------------------------------------------------------    -------------      -------------     ------------
Insurance expense                                                   12,896             10,083            6,076
---------------------------------------------------------    -------------      -------------     ------------
Legal fees                                                           7,065              4,790            3,801
---------------------------------------------------------    -------------      -------------     ------------
Investor relations                                                   6,693              4,912            2,297
---------------------------------------------------------    -------------      -------------     ------------
Miscellaneous                                                       13,259             10,584            8,936
---------------------------------------------------------    -------------      -------------     ------------
  Total expenses                                                 4,448,109          3,313,710        1,435,757
---------------------------------------------------------    -------------      -------------     ------------
  Less: investment management fees waived                       (1,094,042)          (804,308)        (324,596)
---------------------------------------------------------    -------------      -------------     ------------
   custody credits earned on cash balances                         (25,438)           (27,498)         (13,154)
---------------------------------------------------------    -------------      -------------     ------------
  Net expenses                                                   3,328,629          2,481,904        1,098,007
---------------------------------------------------------    -------------      -------------     ------------
NET INVESTMENT INCOME                                           27,652,489        19,052,509         7,428,747
---------------------------------------------------------    -------------      --------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
---------------------------------------------------------
  Investments                                                      895,993            827,822         (285,121)
---------------------------------------------------------    -------------     --------------     ------------
  Futures contracts                                            (11,733,648)        (7,036,221)      (3,941,667)
---------------------------------------------------------    -------------     --------------     ------------
  Options written                                                2,468,002          1,616,494          617,452
---------------------------------------------------------    -------------     --------------     ------------
Net change in unrealized appreciation/depreciation of:
---------------------------------------------------------
  Investments                                                   31,855,138         20,901,014        8,479,475
---------------------------------------------------------    -------------     --------------     ------------
  Futures contracts                                             (5,554,062)        (4,131,844)      (1,730,140)
---------------------------------------------------------    -------------     --------------     ------------
  Options written                                               (1,366,325)          (732,697)        (190,994)
---------------------------------------------------------    -------------     --------------     ------------
Net realized and unrealized gain on investments, futures
  contracts and options written                                 16,565,098         11,444,568        2,949,005
---------------------------------------------------------    -------------     --------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
 OPERATIONS                                                     44,217,587         30,497,077       10,377,752
---------------------------------------------------------    -------------     --------------     ------------
DIVIDENDS ON PREFERRED SHARES FROM NET INVESTMENT
 INCOME                                                         (2,856,330)        (1,919,248)        (892,314)
---------------------------------------------------------    -------------     --------------     ------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
 SHAREHOLDERS RESULTING FROM INVESTMENT OPERATIONS           $  41,361,257      $  28,577,829     $  9,485,438
---------------------------------------------------------    -------------     --------------     ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

4.30.05 PIMCO Municipal Income Funds Annual Report 19

PIMCO MUNICIPAL INCOME FUNDS    STATEMENTS OF CHANGES IN NET ASSETS
                                APPLICABLE TO COMMON SHAREHOLDERS
--------------------------------------------------------------------------------



                                                                                        Municipal
                                                                            ----------------------------------
                                                                                  Year ended        Year ended
                                                                              April 30, 2005    April 30, 2004
                                                                            ----------------   ---------------

INVESTMENT OPERATIONS:
Net investment income                                                        $  27,652,489      $  28,112,091
-------------------------------------------------------------------------    -------------      -------------
Net realized loss on investments, futures contracts and options written         (8,369,653)        (1,420,909)
-------------------------------------------------------------------------    -------------      -------------
Net change in unrealized appreciation/depreciation of investments,
  futures contracts and options written                                         24,934,751            594,366
-------------------------------------------------------------------------    -------------      -------------
Net increase in net assets resulting from investment operations                 44,217,587         27,285,548
-------------------------------------------------------------------------    -------------      -------------
DIVIDENDS ON PREFERRED SHARES FROM NET INVESTMENT INCOME                        (2,856,330)        (1,799,570)
-------------------------------------------------------------------------    -------------      -------------
Net increase in net assets applicable to common shareholders resulting
  from investment operations                                                    41,361,257         25,485,978
-------------------------------------------------------------------------    -------------      -------------
DIVIDENDS TO COMMON SHAREHOLDERS FROM NET INVESTMENT INCOME                    (23,656,743)       (23,568,259)
-------------------------------------------------------------------------    -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends                                                        1,211,038          2,178,230
-------------------------------------------------------------------------    -------------      -------------
Total increase (decrease) in net assets applicable to common
  shareholders                                                                  18,915,552          4,095,949
-------------------------------------------------------------------------    -------------      -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                              341,783,872        337,687,923
-------------------------------------------------------------------------    -------------      -------------
End of year (including undistributed net investment income of
  $9,140,741 and $8,001,325, $4,640,975 and $3,965,290, and
  $898,985 and $994,944, respectively)                                       $ 360,699,424      $ 341,783,872
-------------------------------------------------------------------------    -------------      -------------
COMMON SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:                                  83,880            155,843
-------------------------------------------------------------------------    -------------      -------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

20 PIMCO Municipal Income Funds Annual Report 4.30.05



            California                             New York
             Municipal                            Municipal
-----------------------------------   ----------------------------------
      Year ended         Year ended         Year ended        Year ended
  April 30, 2005     April 30, 2004     April 30, 2005    April 30, 2004
----------------   ----------------   ----------------   ---------------

 $  19,052,509      $  18,753,464       $  7,428,747      $  7,391,076
 -------------      -------------       ------------      ------------
    (4,591,905)        (3,164,654)        (3,609,336)       (2,164,329)
 -------------      -------------       ------------      ------------
    16,036,473         (2,472,451)         6,558,341         1,538,781
 -------------      -------------       ------------      ------------
    30,497,077         13,116,359         10,377,752         6,765,528
 -------------      -------------       ------------      ------------
    (1,919,248)        (1,198,190)          (892,314)         (515,620)
 -------------      -------------       ------------      ------------
    28,577,829         11,918,169          9,485,438         6,249,908
 -------------      -------------       ------------      ------------
   (16,457,576)       (16,450,259)        (6,632,392)       (6,599,432)
 -------------      -------------       ------------      ------------
            --            558,093            337,047           948,252
 -------------      -------------       ------------      ------------

    12,120,253         (3,973,997)         3,190,093           598,728
 -------------      -------------       ------------      ------------
   247,857,353        251,831,350         98,921,807        98,323,079
 -------------      -------------       ------------      ------------
 $ 259,977,606      $ 247,857,353       $102,111,900      $ 98,921,807
 -------------      -------------       ------------      ------------
            --             40,062             24,712            70,499
 -------------      -------------       ------------      ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

4.30.05 PIMCO Municipal Income Funds Annual Report 21

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

PIMCO Municipal Income Fund ("Municipal"), PIMCO California Municipal Income
Fund ("California Municipal") and PIMCO New York Municipal Income Fund ("New
York Municipal"), collectively referred to as the "Funds", were organized as
Massachusetts business trusts on May 10, 2001. Prior to commencing operations on
June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund
Management LLC (the "Investment Manager"), formerly, PA Fund Management LLC, serves as the investment manager and is an indirect, wholly-owned subsidiary of
Allianz Global Investors of America L.P. ("Allianz Global"). Allianz Global is
an indirect majority-owned subsidiary of Allianz AG. The Funds have an unlimited amount of no par value common stock authorized.

Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. California
Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. New York
Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York state and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers'
abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds'
maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the
Funds:

(a) VALUATION OF INVESTMENTS
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security may be fair-valued, in good faith pursuant to guidelines established by the Board of Trustees. The Funds' investments are valued daily by an independent pricing service. Prices obtained from an independent pricing service use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in sixty days or less are valued at amortized cost, if their original maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds' net asset value is determined daily at the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock
Exchange.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) FEDERAL INCOME TAXES
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S.
federal income taxes is required. In addition, by distributing substantially all of their taxable ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

22 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d) DIVIDENDS AND DISTRIBUTIONS -- COMMON STOCK The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital.

(e) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange.
Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involve the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) OPTION TRANSACTIONS
The Funds may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as part of its investment strategy The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. These liabilities are reflected as options written in the
Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain.
The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written could result in the Funds purchasing a security at a price different from the current market price.

(g) RESIDUAL INTEREST MUNICIPAL BONDS ("RIBS")/RESIDUAL INTEREST TAX EXEMPT
BONDS ("RITES") The Funds invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s)
goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed rate bond.

(h) CUSTODY CREDITS EARNED ON CASH BALANCES
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

                          4.30.05  PIMCO Municipal Income Funds Annual Report 23

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

2. INVESTMENT MANAGER/SUB-ADVISER
Each Fund has entered into an Investment Management Agreement (the "Agreements")
with the Investment Manager. Subject to the supervision of each Fund's Board of
Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund's investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment
Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of each Fund's average daily net assets including, net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund's expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.20% of each
Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through June 30, 2006, and for a declining amount thereafter through June 30,
2009.

The Investment Manager has retained its affiliate, Pacific Investment Management
Company LLC (the "Sub-Adviser"), to manage each Fund's investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Funds. The Investment Manager, not the Funds, pay a portion of the fees it receives to the Sub-Adviser in return for its services at the maximum annual rate of 0.37% of each Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding. The
Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.25% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding) from the commencement of the Funds' operations through June 30, 2006, and will receive an increasing amount not to exceed 0.37% of each Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding thereafter through June 30, 2009. The Investment Manager informed the Funds that it paid the Sub-Adviser $1,367,552, $1,005,385 and $405,745 in connection with sub-advisory services for Municipal, California Municipal and
New York Municipal, respectively, for the year ended April 30, 2005.

3.  INVESTMENTS IN SECURITIES
(a) For the year ended April 30, 2005, purchases and sales of investments, other than short-term securities, were:



                                California        New York
                Municipal       Municipal        Municipal
-----------      --------      -----------      -----------
Purchases      $60,591,417     $25,488,483      $15,335,253
Sales           68,347,194      21,357,293       18,768,534


(b) Futures contracts outstanding at April 30, 2005:



                                                                            Notional
                                                                Value       Expiration      Unrealized
Fund                            Type                            (000)       Date           Depreciation
-----------------------------------------------------------   ---------     -------         ---------
Municipal                Short: U.S. Treasury 20 Year Bond    $   (824)      6/21/05      $  1,545,000
                                                                                          ============
California Municipal     Short: U.S. Treasury 20 Year Bond    $   (617)      6/21/05      $  1,145,188
                                                                                          ============
New York Municipal       Short: U.S. Treasury 20 Year Bond    $   (291)      6/21/05      $    545,625
                                                                                          ============


24 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

3.   INVESTMENTS IN SECURITIES (CONTINUED)
(c)  Transactions in options written for the year ended April 30, 2005 were:



                                                         Contracts       Premiums
-----------------------------------------------------    ---------       -------
Municipal:
----------
Options outstanding, April 30, 2004                           533      $    337,164
Options written                                             5,443         8,100,663
Options expired                                              (274)         (195,910)
Option terminated in closing purchase transactions         (2,882)       (5,775,971)
Options exercised                                            (240)         (152,825)
                                                         --------      ------------
Options outstanding, April 30, 2005                         2,580      $  2,313,121
                                                         ========      ============
California Municipal:
---------------------
Options outstanding, April 30, 2004                           630      $    357,272
Options written                                             3,639         5,441,228
Option expired                                               (224)         (289,754)
Options terminated in closing purchase transactions        (1,853)       (3,721,632)
Options exercised                                            (413)         (220,711)
                                                         --------      ------------
Options outstanding, April 30, 2005                         1,779      $  1,566,403
                                                         ========      ============
New York Municipal:
-------------------
Options outstanding, April 30, 2004                           149      $     96,564
Options written                                             1,336         2,186,086
Options expired                                               (82)          (58,630)
Options terminated in closing purchase transactions          (630)       (1,538,990)
Options exercised                                             (60)          (40,585)
                                                         --------      ------------
Options outstanding, April 30, 2005                           713      $    644,445
                                                         ========      ============


4. INCOME TAX INFORMATION
Municipal:
----------

The tax character of dividends paid were:

                          Year Ended      Year Ended
                       April 30, 2005    April 30, 2004
                      ----------------   ---------------
Ordinary Income            $   562,263       $   506,889
Tax Exempt Income          $25,950,810       $24,860,940

At April 30, 2005, the tax character of distributable earnings of $9,140,741 was comprised entirely of tax exempt income.

At April 30, 2005, Municipal had a capital loss carryforward of $26,684,379,
($12,636,579 of which expires in 2011, $1,890,888 of which expires in 2012 and
$12,156,912 of which expires in 2013) available as a reduction to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, Municipal elected to defer realized capital losses arising after October 31, 2004 of $3,133,129. Such losses are treated for tax purposes as arising on May 1, 2005.

California Municipal:
---------------------

The tax character of dividends paid were:

                          Year Ended       Year Ended
                       April 30, 2005    April 30, 2004
                      ----------------   ---------------
Ordinary Income           $   409,162        $   362,889
Tax Exempt Income         $17,967,662        $17,285,560

                          4.30.05  PIMCO Municipal Income Funds Annual Report 25

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

4. INCOME TAX INFORMATION (CONTINUED)
At April 30, 2005, the tax basis of distributable earnings of $4,640,975 was comprised entirely of tax exempt income.

At April 30, 2005, California Municipal had a capital loss carryforward of
$20,818,231, ($2,250 of which will expire in 2010, $9,872,564 of which will expire in 2011, $4,391,323 of which will expire in 2012 and $6,552,094 of which will expire in 2013), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, California Municipal elected to defer realized capital losses arising after October 31, 2004 of $2,904,354. Such losses are treated for tax purposes as arising on May 1, 2005.

New York Municipal:
-------------------

The tax character of dividends paid were:

                            Year Ended            Year Ended
                        April 30, 2005        April 30, 2004
                      ----------------       ---------------
Ordinary Income             $   56,171            $   48,250
Tax Exempt Income           $7,468,535            $7,066,802

At April 30, 2005, the tax basis of distributable earnings of $898,985 was comprised entirely of tax exempt income.

At April 30, 2005, New York Municipal had a capital loss carryforward of
$11,516,755 ($4,214,928 of which will expire in 2011, $2,679,046 of which will expire in 2012 and $4,622,781 of which will expire in 2013), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, New York Municipal elected to defer realized capital losses arising after October 31, 2004 of $907,689. Such losses are treated for tax purposes as arising on May 1, 2005.

The difference between book and tax basis unrealized appreciation/depreciation is attributable to wash sales.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2005 were:



                                                Gross            Gross            Net
                             Cost of         Unrealized       Unrealized       Unrealized
                           Investments      Appreciation     Depreciation     Appreciation
                         ---------------   --------------   --------------   -------------

Municipal                 $519,613,365      $37,577,185       $1,314,924      $36,262,261
California Municipal       381,084,959       26,945,575          635,168       26,310,407
New York Municipal         153,852,852        9,371,973          339,528        9,032,445


5. AUCTION PREFERRED SHARES
Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of
Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series
E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series
C, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

26 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

5. AUCTION PREFERRED SHARES (CONTINUED)
For the year ended April 30, 2005, the annualized dividend rates ranged from:

                          High        Low     At April 30, 2005
                       ---------- ---------- ------------------
Municipal:
  Series A              2.55%      0.85%                  2.55%
  Series B             2.499%      0.45%                  0.70%
  Series C              2.35%      0.60%                  2.30%
  Series D              2.75%      0.50%                  2.75%
  Series E              2.50%      0.90%                  2.50%
California Municipal:
  Series A              2.20%      0.60%                  1.96%
  Series B              2.20%      0.45%                  1.84%
  Series C              2.30%     0.942%                  1.87%
New York Municipal:
  Series A              2.51%      0.85%                  2.51%

The Funds are subject to certain limitations and restrictions while Preferred
Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. SUBSEQUENT COMMON DIVIDEND DECLARATIONS
On May 2, 2005, the following dividends were declared to common shareholders payable June 1, 2005 to shareholders of record on May 13, 2005:

  Municipal              $0.08125 per common share
  California Municipal     $0.077 per common share
  New York Municipal       $0.075 per common share

On June 1, 2005, the following dividends were declared to common shareholders payable July 1, 2005 to shareholders of record on June 10, 2005:

  Municipal              $0.08125 per common share
  California Municipal     $0.077 per common share
  New York Municipal       $0.075 per common share

7. LEGAL PROCEEDINGS
On September 13, 2004, the Securities and Exchange Commission (the "Commission")
announced that the Investment Manager and certain of its affiliates (together with the Investment Manager, the "Affiliates") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by these certain affiliates. In their settlement with the
Commission, the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S.
District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the
Funds.

                          4.30.05  PIMCO Municipal Income Funds Annual Report 27

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

7. LEGAL PROCEEDINGS (CONTINUED)
In a related action on June 1, 2004, the Attorney General of the State of New
Jersey ("NJAG") announced that it had entered into a settlement agreement with
Allianz Global and the Affiliates, in connection with a complaint filed by the
NJAG on February 17, 2004. The NJAG dismissed claims against the Sub-Adviser, which had been part of the same complaint. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the
Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Funds.

On September 15, 2004, the Commission announced that the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space"
arrangements with certain broker-dealers. In their settlement with the
Commission, the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Investment
Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney
General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission order nor the
California Attorney General's complaint alleges any inappropriate activity took place with respect to the Funds.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West
Virginia Complaint") against the Investment Manager and certain of its
Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged "market timing"
activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and certain of its Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the
Affiliates in violation of the open-end funds' stated restrictions on "market timing." As of the date of this report, the West Virginia Complaint has not been formally served upon the Investment Manager or the Affiliates. The West
Virginia Complaint also names numerous other defendants unaffiliated with the
Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the
Funds.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following:
U.S. District Court in the Southern District of New York, the Central District
of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the
District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts

28 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS NOTES TO FINANCIAL STATEMENTS
April 30, 2005
--------------------------------------------------------------------------------

7. LEGAL PROCEEDINGS (CONTINUED)
naming as defendants the Investment Manager, the Affiliates, Allianz Global, the
Funds, other open- and closed-end funds advised or distributed by the Investment
Manager and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees. Under Section 9(a) of the
1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment manager/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section
9(a), the Investment Manager and certain of its affiliates (together, the
"Applicants") have sought exemptive relief from the Commission under Section
9(c) of the 1940 Act.

The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. If the West Virginia
Attorney General were to obtain a court injunction against the Investment
Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R.
Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Investment Manager and the Affiliates, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The Investment Manager believes that the claims made in the lawsuit against the
Investment Manager and the Affiliates are baseless, and the Investment Manager and the Affiliates intend to vigorously defend the lawsuit. As of the date hereof, the Investment Manager believes a decision, if any, against the defendants would have no material adverse effect on the Funds or the ability of the Investment Manager or the Affiliates to perform their duties under the investment management or portfolio management agreements, as the case may be.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Funds' shares or other adverse consequences to the Funds and their shareholders. However, the
Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager's or the Sub-Adviser's ability to perform their respective investment advisory services related to the Funds.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

                          4.30.05  PIMCO Municipal Income Funds Annual Report 29

PIMCO MUNICIPAL INCOME FUNDS FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:


--------------------------------------------------------------------------------

                                                                                 MUNICIPAL
                                                ----------------------------------------------------------------------------
                                                                                                              For the period
                                                                                                              June 29, 2001*
                                                      Year ended         Year ended         Year ended               through
                                                  April 30, 2005     April 30, 2004     April 30, 2003        April 30, 2002
                                                ----------------   ----------------   ----------------   -------------------

Net asset value, beginning of period                   $ 14.11         $ 14.03            $ 14.22           $    14.33**
---------------------------------------------     ------------         -------            -------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    1.15             1.16               1.19                0.91
---------------------------------------------     ------------         -------            -------           ----------
Net realized and unrealized gain (loss) on
investments, futures contracts and options
written                                                  0.68            (0.03)            (0.26)               (0.07)
---------------------------------------------     ------------         --------           -------           ----------
Total from investment operations                         1.83             1.13               0.93                0.84
---------------------------------------------     ------------         --------           -------           ----------
DIVIDENDS AND DISTRIBUTIONS ON PREFERRED
 SHARES FROM:
Net investment income                                   (0.12)           (0.07)            (0.10)               (0.09)
---------------------------------------------     ------------         --------           -------           ----------
Net realized gains                                          --               --            (0.00)+              (0.00)+
---------------------------------------------     ------------         --------           -------           ----------
Total dividends and distributions on
preferred shares                                        (0.12)           (0.07)            (0.10)               (0.09)
---------------------------------------------     ------------         --------           -------           ----------
Net increase in net assets applicable to
common shares resulting from investment
operations                                               1.71             1.06               0.83                0.75
---------------------------------------------     ------------         --------           -------           ----------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
 SHAREHOLDERS FROM:
Net investment income                                   (0.98)           (0.98)            (0.98)               (0.71)
---------------------------------------------     ------------         --------           -------           ----------
Net realized gains                                          --               --             (0.04)              (0.02)
---------------------------------------------     ------------         --------           -------           ----------
Total dividends and distributions to common
shareholders                                            (0.98)           (0.98)            (1.02)               (0.73)
---------------------------------------------     ------------         --------           -------           ----------
CAPITAL SHARE TRANSACTIONS:
Common stock offering costs charged to
paid-in capital                                             --               --                --                (0.03)
---------------------------------------------     ------------         --------           -------           ----------
Preferred shares offering costs/underwriting
discounts charged to paid-in capital                        --               --                --                (0.10)
---------------------------------------------     ------------         --------           -------           ----------
Total capital share transactions                            --               --                --                (0.13)
---------------------------------------------     ------------         --------           -------           ----------
Net asset value, end of period                         $ 14.84         $ 14.11            $ 14.03           $   14.22
---------------------------------------------     ------------         --------           -------           ----------
Market price, end of period                            $ 14.64         $ 13.55            $ 14.22           $   14.70
---------------------------------------------     ------------         --------           -------           ----------
TOTAL INVESTMENT RETURN (1)                              15.68%            2.15%             3.79%               3.10%
---------------------------------------------     ------------         --------           -------           ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)                    $ 360,699         $341,784           $337,688          $  338,703
---------------------------------------------     ------------         --------           --------          ----------
Ratio of expenses to average net
assets (2)(3)(5)                                          0.97%            0.98%             1.00%               0.91%(4)
---------------------------------------------     ------------         --------           --------          --------------
Ratio of net investment income to average
net assets (2)(5)                                         7.97%            8.22%             8.21%               7.64%(4)
---------------------------------------------     ------------         --------           --------          --------------
Preferred shares asset coverage per share             $ 70,077         $ 67,719           $67,206           $   67,332
---------------------------------------------     ------------         --------           --------          --------------
Portfolio turnover                                          11%              16%               27%                  39%
---------------------------------------------     ------------         --------           --------          --------------


*     Commencement of operations.
**    Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
+     Less than $0.005 per share.
(1)   Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day and a sale of shares of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)   Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)   Inclusive of expenses offset by custody credits earned on cash balances at custodian bank. (See note 1(h) in Notes to Financial Statements).
(4)   Annualized.
(5)   During the periods indicated above the Investment Manager contractually waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.28% and
      7.66% respectively, for the year ended April 30, 2005, 1.30% and 7.91%, respectively, for the year ended April 30, 2004, 1.32% and 7.89%, respectively for the year ended April 30, 2003 and 1.21% (annualized) and
      7.34% (annualized), respectively, for the period June 29, 2001
      (commencement of operations) through April 30, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

30 PIMCO Municipal Income Funds Annual Report 4.30.05

PIMCO MUNICIPAL INCOME FUNDS FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:
--------------------------------------------------------------------------------



                                                                            CALIFORNIA MUNICIPAL
                                                ----------------------------------------------------------------------------
                                                                                                              For the period
                                                                                                              June 29, 2001*
                                                      Year ended         Year ended         Year ended               through
                                                  April 30, 2005     April 30, 2004     April 30, 2003        April 30, 2002
                                                ----------------   ----------------   ----------------   -------------------

Net asset value, beginning of period                  $ 13.92          $ 14.17            $ 14.00              $ 14.33**
---------------------------------------------    ------------          -------            -------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    1.07             1.05               1.12                0.83
---------------------------------------------    ------------          -------            -------           ----------
Net realized and unrealized gain (loss) on
investments, futures contracts and options
written                                                  0.64            (0.31)              0.07               (0.25)
---------------------------------------------    ------------          -------            -------           ----------
Total from investment operations                         1.71             0.74               1.19                0.58
---------------------------------------------    ------------          -------            -------           ----------
DIVIDENDS ON PREFERRED SHARES FROM NET
 INVESTMENT INCOME                                      (0.11)           (0.07)             (0.10)              (0.09)
---------------------------------------------    -------------         -------            --------          ----------
Net increase in net assets applicable to
common shares resulting from investment
operations                                               1.60             0.67               1.09                0.49
---------------------------------------------    -------------         -------            --------          ----------
DIVIDENDS TO COMMON SHAREHOLDERS FROM
 NET INVESTMENT INCOME                                  (0.92)           (0.92)             (0.92)              (0.68)
---------------------------------------------    -------------         -------            --------          ----------
CAPITAL SHARE TRANSACTIONS:
Common stock offering costs charged to
paid-in capital                                             --              --                  --              (0.03)
---------------------------------------------    -------------         -------            --------          ----------
Preferred shares offering costs/underwriting
discounts charges to paid-in capital                        --              --                  --              (0.11)
---------------------------------------------    -------------         -------            --------          ----------
Total capital share transactions                            --              --                  --              (0.14)
---------------------------------------------    -------------         -------            --------          ----------
Net asset value, end of period                         $ 14.60         $ 13.92            $ 14.17             $ 14.00
---------------------------------------------    -------------         -------            --------          ----------
Market price, end of period                            $ 14.20         $ 13.19            $ 14.15             $ 14.71
---------------------------------------------    -------------         -------            --------          ----------
TOTAL INVESTMENT RETURN (1)                              15.05%          (0.28)%              2.64%              2.82%
---------------------------------------------    -------------         -------            --------          ----------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------
Net assets applicable to common
shareholders, end of period (000)                    $ 259,978         $247,857           $251,831           $ 246,682
---------------------------------------------    -------------         --------           --------          ----------
Ratio of expenses to average net
assets (2)(3)(5)                                          1.00%           1.01%               1.03%               0.94%(4)
---------------------------------------------    -------------         --------           --------          --------------
Ratio of net investment income to average
net assets (2)(5)                                         7.56%           7.53%               7.89%               7.03%(4)
---------------------------------------------    -------------         --------           --------          --------------
Preferred share asset coverage per share              $ 68,319         $66,306            $ 66,967            $ 66,109
---------------------------------------------    -------------         --------           --------          --------------
Portfolio turnover                                           5%             25%                 15%                 45%
---------------------------------------------    -------------         --------           --------          --------------


*     Commencement of operations.

**    Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(1)   Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day and a sale of shares of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)   Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)   Inclusive of expenses offset by custody credits earned on cash balances at custodian bank. (See note 1(h) in Notes to Financial Statements).

(4)   Annualized.

(5)   During the periods indicated above the Investment Manager contractually waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and
      7.25%, respectively, for the year ended April 30, 2005, 1.33% and 7.21%, respectively for the year ended April 30, 2004, 1.34% and 7.58%, respectively for the year ended April 30, 2003 and 1.24% (annualized) and
      6.73% (annualized), respectively, for the period June 29, 2001
      (commencement of operations) through April 30, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

4.30.05 PIMCO Municipal Income Funds Annual Report 31

PIMCO MUNICIPAL INCOME FUNDS FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:
--------------------------------------------------------------------------------



                                                                               NEW YORK MUNICIPAL
                                                  -----------------------------------------------------------------------------
                                                                                                                 For the period
                                                                                                                 June 29, 2001*
                                                        Year ended         Year ended         Year ended                through
                                                    April 30, 2005     April 30, 2004     April 30, 2003         April 30, 2002
                                                  ----------------   ----------------   ----------------   --------------------

Net asset value, beginning of period                    $ 13.44          $ 13.49            $ 13.92              $ 14.33**
-----------------------------------------------    ------------          -------            -------           -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      1.01             1.00               1.04                 0.82
-----------------------------------------------    ------------          -------            -------           -----------
Net realized and unrealized gain (loss) on
investments, futures contracts and options
written                                                    0.40            (0.08)             (0.47)               (0.26)
-----------------------------------------------    ------------          -------            -------           -----------
Total from investment operations                           1.41             0.92               0.57                 0.56
-----------------------------------------------    ------------          -------            -------           -----------
DIVIDENDS AND DISTRIBUTIONS ON PREFERRED
 SHARES FROM:
Net investment income                                     (0.12)           (0.07)             (0.10)               (0.09)
-----------------------------------------------    -------------         -------            -------           -----------
Net realized gains                                            --              --                 --                (0.01)
-----------------------------------------------    -------------         -------            -------           -----------
Total dividends and distributions on preferred
shares                                                    (0.12)           (0.07)             (0.10)               (0.10)
-----------------------------------------------    -------------         -------            -------           -----------
Net increase in net assets applicable to
common shares resulting from investment
operations                                                 1.29             0.85               0.47                 0.46
-----------------------------------------------    -------------         -------            -------           -----------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
 SHAREHOLDERS FROM:
Net investment income                                     (0.90)           (0.90)             (0.90)                (0.67)
-----------------------------------------------    -------------         -------            -------           -----------
Net realized gains                                            --              --                 --                 (0.05)
-----------------------------------------------    -------------         -------            -------           -----------
Total dividends and distributions to common
shareholders                                              (0.90)           (0.90)             (0.90)                (0.72)
-----------------------------------------------    -------------         -------            -------           -----------
CAPITAL SHARE TRANSACTIONS:
Common stock offering costs charged to
paid-in capital                                               --              --                 --                 (0.03)
-----------------------------------------------    -------------         -------            -------           -----------
Preferred shares offering costs/underwriting
discounts charged to paid-in-capital                          --              --                 --                 (0.12)
-----------------------------------------------    -------------         -------            -------           -----------
Total capital share transactions                              --              --                 --                 (0.15)
-----------------------------------------------    -------------         -------            -------           -----------
Net asset value, end of period                           $ 13.83         $ 13.44            $ 13.49               $ 13.92
-----------------------------------------------    -------------         -------            -------           -----------
Market price, end of period                              $ 13.90         $ 12.70            $ 13.55               $ 14.20
-----------------------------------------------    -------------         -------            -------           -----------
TOTAL INVESTMENT RETURN (1)                                17.04%           0.21%              1.82%                (0.34)  %
-----------------------------------------------    -------------         -------            -------           -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)                      $ 102,112         $98,922            $98,323             $ 100,413
-----------------------------------------------    -------------         -------            -------           -----------
Ratio of expenses to average net
asset (2)(3)(5)                                             1.12%           1.10%              1.13%                 1.04%(4)
-----------------------------------------------    -------------         -------            -------           ---------------
Ratio of net investment income to average
net assets (2)(5)                                           7.48%           7.41%              7.46%                 7.07%(4)
-----------------------------------------------    -------------         -------            -------           ---------------
Preferred shares asset coverage per share               $ 65,509         $64,251            $64,016              $ 64,834
-----------------------------------------------    -------------         -------            -------           ---------------
Portfolio turnover                                            10%             39%                23%                   51%
-----------------------------------------------    -------------         -------            -------           ---------------


*     Commencement of operations.

**    Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)   Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day and a sale of shares of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)   Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)   Inclusive of expenses offset by custody credits earned on cash balances at custodian bank. (See note 1(h) in Notes to Financial Statements).
(4)   Annualized.
(5)   During the periods indicated above the Investment Manager contractually waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.45% and
      7.15%, respectively, for the year ended April 30, 2005, 1.43% and 7.08%, respectively for the year ended April 30, 2004, 1.45% and 7.14%, respectively for the year ended April 30, 2003 and 1.34% (annualized) and
      6.77% (annualized), respectively for the period June 29, 2001
      (commencement of operations) through April 30, 2002.

32 PIMCO Municipal Income Funds Annual Report 4.30.05
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO MUNICIPAL INCOME FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC
                             ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
PIMCO MUNICIPAL INCOME FUND, PIMCO CALIFORNIA MUNICIPAL INCOME FUND AND
PIMCO NEW YORK MUNICIPAL INCOME FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of
PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO
New York Municipal Income Fund (collectively hereafter referred to as the
"Funds") at April 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 29, 2001 (commencement of operations) through April 30,
2002, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at April
30, 2005 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 21, 2005

                          4.30.05  PIMCO Municipal Income Funds Annual Report 33

PIMCO MUNICIPAL INCOME FUNDS PRIVACY POLICY, PROXY VOTING POLICIES &
                             PROCEDURES, OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------
PRIVACY POLICY:

OUR COMMITMENT TO YOU
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information.
We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

OBTAINING PERSONAL INFORMATION
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

RESPECTING YOUR PRIVACY
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

SHARING INFORMATION WITH THIRD PARTIES
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

SHARING INFORMATION WITH AFFILIATES
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

IMPLEMENTATION OF PROCEDURES
We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.
--------------------------------------------------------------------------------
PROXY VOTING POLICIES & PROCEDURES:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months end June 30, 2004 is available (i) without charge, upon request, by calling the Funds' transfer agent at (800) 331-1710 (ii) on the
Funds' website at www.allianzinvestors.com, and (iii) on the Securities and
Exchange Commission's website at www.sec.gov.
--------------------------------------------------------------------------------
OTHER INFORMATION:

Since April 30, 2004, there have been no: (i) material changes in the Funds'
investment objectives or policies; (ii) changes to the Funds' charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Funds: or (iv) change in the person primarily responsible for the day-to-day management of the Funds' portfolio.

34 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS TAX INFORMATION, ANNUAL SHAREHOLDER MEETINGS
                               RESULTS (unaudited)
--------------------------------------------------------------------------------
TAX INFORMATION:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the
Funds to advise shareholders within 60 days of the Funds' tax year end (April
30, 2005) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended April 30, 2005 were federally exempt interest dividends. Although these Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal                    2.12%
California Municipal         2.23%
New York Municipal           0.75%

Since the Funds' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, Shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2004. The amount that will be reported, will be the amount to use on your 2005 federal income tax return and may differ from the amount which must be reported in connection with each Fund's tax year ended April 30, 2005. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2006, an allocation of interest by state will be provided which may be of value in reducing a shareholder's state or local tax liability, if any.
--------------------------------------------------------------------------------
ANNUAL SHAREHOLDER MEETINGS RESULTS:

The Funds held their annual meetings of shareholders on December 29, 2004.
Common/Preferred shareholders of each fund voted to re-elect Paul Belica as a
Class II Trustee to serve until 2007 and to elect David C. Flattum as a Class
III Trustee to serve until 2005. Preferred shareholders voted to re-elect John
J. Dalessandro II as a Class II Trustee to serve until 2007.

The resulting vote count is indicated below:

                                                         Withhold
                                         Affirmative    Authority
-------------------------------------    ---------       ------
Municipal
Re-Election of John J. Dalessandro*           7,658          55
Election of David C. Flattum             22,318,858     283,176
Re-Election of Paul Belica               22,274,296     327,738

California Municipal
Re-Election of John J. Dalessandro*           5,588           1
Election of David C. Flattum             15,907,005     164,455
Re-Election of Paul Belica               15,897,313     174,147

New York Municipal
Re-Election of John J. Dalessandro*           2,323           5
Election of David C. Flattum              6,386,621      82,916
Re-Election of Paul Belica                6,380,013      89,524

Messrs. Robert E. Connor, Hans W. Kertess* and R. Peter Sullivan continue to serve as Trustees of the Funds.

----------------
*     Preferred Shares Trustee

                          4.30.05  PIMCO Municipal Income Funds Annual Report 35

PIMCO MUNICIPAL INCOME FUNDS DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------
Pursuant to the Funds' Dividend Reinvestment Plan (the "Plan"), all Common
Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the
"Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct shareholder, to the record holder by
PFPC Inc., as the Fund's dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)   If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)   If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common
      Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common
      Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the
      Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent.
If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan.
There is no direct service charge to participants in the Plan; however, the
Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the
Funds' transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number 1-800-331-1710.

36 PIMCO Municipal Income Funds Annual Report  4.30.05

PIMCO MUNICIPAL INCOME FUNDS BOARD OF TRUSTEES (UNAUDITED)
--------------------------------------------------------------------------------



NAME, AGE, POSITIONS HELD WITH FUND, LENGTH
OF SERVICE, OTHER TRUSTEESHIPS/DIRECTORSHIPS
HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND
COMPLEX/OUTSIDE FUND COMPLEXES CURRENTLY
OVERSEEN BY TRUSTEE                              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
----------------------------------------------   -----------------------------------------------------------------------
The address of each trustee is 1345 Avenue of
the Americas, New York, NY 10105

ROBERT E. CONNOR                                 Corporate Affairs Consultant; Fomerly, Senior Vice President,
Age: 70                                          Corporate Office, Smith Barney Inc.
Chairman of the Board of Trustees since: 2004
Trustee since: 2003
Term of office: Expected to stand for
 re-election at 2007 annual meeting of
 shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
 Complex

PAUL BELICA                                      Director, Student Loan Finance Corp., Education Loans, Inc., Goal
Age: 83                                          Funding II, Inc. and Surety Loan Funding, Inc.; Formerly senior executive and member of the Board of Smith Barney, Harris Upham
Trustee since: 2003                              & Co. and CEO of five State of New York Agencies Inc.
Term of office: Expected to stand for
re-election at 2007 annual meeting of
 shareholders.
Trustee/Director of 20 funds in Fund Complex
Trustee/Director of no funds outside of Fund
 Complex

JOHN J. DALESSANDRO II                           Formerly, President and Director, J.J. Dalessandro II Ltd., registered
Age: 67                                          broker-dealer and member of the New York Stock Exchange.
Trustee since: 2003
Term of office: Expected to stand for
 re-election at 2005 annual meeting of
 shareholders.
Trustee of 23 funds in Fund Complex
Trustee of no funds outside of Fund Complex

DAVID C. FLATTUM                                 Managing Director, Chief Operating Officer, General Counsel and
Age: 40                                          member ot Management Board, Allianz Global Investors of America,
Trustee since: 2004                              L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).
Term of office: Expected to stand for
 re-election at 2005 annual meeting of
 shareholders.
Trustee of 54 funds in Fund Complex
Trustee of no funds outside of Fund Complex

HANS W. KERTESS                                  President, H Kertess & Co.; L.P. Formerly, Managing Director, Royal
Age: 65                                          Bank of Canada Capital Markets.
Trustee since: 2003
Term of office: Expected to stand for
 re-election at 2007 annual meeting of
 shareholders.
Trustee of 23 funds in Fund Complex
Trustee of no funds outside of Fund Complex

R. PETER SULLIVAN III                            Formerly, Managing Partner, Bear Wagner Specialists LLC(formerly,
Age: 63                                          Wagner Stott Mercator LLC), specialist firm on the New York Stock
Trustee since: 2004                              Exchange.
Term of office: Expected to stand for
 re-election at 2005 annual meeting of
 shareholders.
Trustee of 19 funds in Fund Complex
Trustee of no funds outside of Fund Complex


                                         4.30.05  PIMCO Municipal Income Funds
Annual Report 37

TRUSTEES AND PRINCIPAL OFFICERS
Robert E. Connor
  Chairman of the Board of Trustees
Paul Belica
  Trustee
John J. Dalessandro II
  Trustee
David C. Flattum
  Trustee
Hans W. Kertess
  Trustee
R. Peter Sullivan III
  Trustee
Brian S. Shlissel
  President & Chief Executive Officer
Newton B. Schott, Jr.
  Vice President & Secretary
Mark V. McCray
  Vice President
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Secretary
Youse Guia
  Chief Compliance Officer
Jennifer A. Patula
  Assistant Secretary

INVESTMENT MANAGER
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN & ACCOUNTING AGENT
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income
Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that from time to time each Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the
Securities and Exchange Commission (the "Commission") for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Funds'
website at www.allianzinvestors.com (ii) on the Commission's website at
www.sec.gov, and (iii) at the Commission's Public Reference Room located at the
Commission's headquarters' office, 450 5th Street N.W. Room 1200, Washington,
D.C. 20459, (202) 942-8090.

On October 21, 2004, the Funds submitted a CEO annual certification to the New
York Stock Exchange ("NYSE") on which each Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each
Fund's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds' disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com or by calling the Funds' transfer agent at 1-800-331-1710.

(ALLIANZ GLOBAL INVESTORS LOGO)

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
         Companies -- Ethical Standards for Principal Executive and Financial
         Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial
         Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a)
         above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT The registrant's Board has determined that Mr. Paul Belica, a member of the Board's Audit Oversight Committee is an
"audit committee financial expert," and that he is "independent," for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     a)  Audit fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting
         Periods, were $21,893 in 2004 and $19,148 in 2005.

     b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant's financial statements and are not reported under paragraph (e) of this
         Item were $4,773 in 2004 and $4,784 in 2005. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the
         Preferred Shares), attestation reports and comfort letters.

     c)  Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

         tax service and tax planning ("Tax Services") were $7,200 in 2004 and
         $8,000 in 2005. These services consisted of review or preparation of
         U.S. federal, state, local and excise tax returns.

     d)  All Other Fees. There were no other fees billed in the Reporting
         Periods for products and services provided by the Auditor to the
         Registrant.

     e)  1. Audit Committee Pre-Approval Policies and Procedures. The
         Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the
         Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to the when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrant's policy is stated below.

         PIMCO Municipal Income Funds (THE "FUNDS")

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE
INDEPENDENT ACCOUNTANTS

The Funds' Audit Oversight Committee ("Committee") is charged with the oversight of the Funds' financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

     a review of the nature of the professional services expected to provided,

     the fees to be charged in connection with the services expected to be provided,

     a review of the safeguards put into place by the accounting firm to safeguard independence, and

     periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds' Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit
(including audit-related) services that may be performed by the Funds'
independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the
Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

     Annual Fund financial statement audits
     Seed audits (related to new product filings, as required)
     SEC and regulatory filings and consents
     Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

     Accounting consultations
     Fund merger support services
     Agreed upon procedure reports (inclusive of quarterly review of Basic
       Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
     Other attestation reports
     Comfort letters
     Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds' independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the
Committee deems those services to be consistent with the accounting firm's independence:

     Tax compliance services related to the filing or amendment of the following: Federal, state and local income tax compliance; and, sales and use tax compliance Timely RIC qualification reviews Tax distribution analysis and planning Tax authority examination services Tax appeals support services Accounting methods studies Fund merger support service
        Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds' independent accountants will not render services in the following categories of non-audit services:

     Bookkeeping or other services related to the accounting records or financial statements of the Funds
     Financial information systems design and implementation
     Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
     Actuarial services Internal audit outsourcing services
     Management functions or human resources
     Broker or dealer, investment adviser or investment banking services
     Legal services and expert services unrelated to the audit
     Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND
COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund
Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the "Investment Manager") and any entity

controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the "Accounting
Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman
(or any other Committee member who is a disinterested trustee under the
Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the
Investment Manager and its affiliates, the Committee will receive an annual report from the Funds' independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or
Accounting Affiliates, the pre-approval requirement is waived if:

         (1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

         (2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

         (3) Such services are promptly brought to the attention of the
             Committee and approved prior to the completion of the audit by the
             Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company
             Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

             e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration
         S-X.

             f) Not applicable

             g) Non-audit fees. The aggregate non-audit fees billed by the
         Auditor for services rendered to the Registrant, and rendered to the
         Adviser, for the 2004 Reporting Period was $4,298,980 and the 2005
         Reporting Period was $1,857,523.

             h) Auditor Independence. The Registrant's Audit Oversight Committee
         has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The
audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John
J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

The registrant has delegated the voting of proxies relating to its voting securities to its sub-adviser, Pacific Investment Management Co. (the
"Sub-Adviser"). The Proxy Voting Policies and Procedures of the Sub-Adviser are
included as an Exhibit 99.PROXYPOL hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not effective at time of filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED COMPANIES



                                                           TOTAL NUMBER
                                                        OF SHARES PURCHASED        MAXIMUM NUMBER OF
                         TOTAL NUMBER      AVERAGE      AS PART OF PUBLICLY     SHARES THAT MAY YET BE
                          OF SHARES      PRICE PAID     ANNOUNCED PLANS OR     PURCHASED UNDER THE PLANS
PERIOD                    PURCHASED       PER SHARE          PROGRAMS                 OR PROGRAMS
------------------------------------------------------ ----------------------------------------------------

May 2004                     N/A             N/A                N/A                       N/A
June 2004                    N/A             N/A                N/A                       N/A
July 2004                    N/A             N/A                N/A                       N/A
August 2004                  N/A            13.46              6,696                      N/A
September 2004               N/A             N/A                N/A                       N/A
October 2004                 N/A             N/A                N/A                       N/A
November 2004                N/A            13.62              6,196                      N/A
December 2004                N/A             N/A                N/A                       N/A
January 2005                 N/A             N/A                N/A                       N/A
February 2005                N/A            13.69              5,810                      N/A
March 2005                   N/A            13.81              6,010                      N/A
April 2005                   N/A             N/A                N/A                       N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)  The registrant's President and Chief Executive Officer and Principal
     Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company
     Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the
    Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the
    Sarbanes-Oxley Act of 2002

(c) Exhibit 99.PROXYPOL - Proxy Voting Policies and Procedures

(d) Exhibit 99.CODE ETH - Code of Ethics

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)PIMCO New York Municipal Income Fund
            ------------------------------------

By /s/ Brian S. Shlissel
-------------------------------------
President and Chief Executive Officer

Date July 8, 2005
-------------------

By /s/ Lawrence G. Altadonna
---------------------------------------------------
Treasurer, Principal Financial & Accounting Officer

Date July 8, 2005
-------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
-------------------------------------
President and Chief Executive Officer

Date July 8, 2005
------------------

By /s/ Lawrence G. Altadonna
---------------------------------------------------
Treasurer, Principal Financial & Accounting Officer

Date July 8, 2005
------------------

EXHIBIT 99. PROXYPOL

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and
Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an
investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and
interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974
("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

--------------------------------------------------------------------------------

          (1) These Policies and Procedures are adopted by PIMCO pursuant to
Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING
BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

          (2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

          (3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

          (4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

--------------------------------------------------------------------------------

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

                    1.             convening an ad-hoc committee to assess and
                                   resolve the conflict;(5)

                    2.             voting in accordance with the
                                   instructions/consent of a client after
                                   providing notice of and disclosing the
                                   conflict to that client;

                    3.             voting the proxy in accordance with the
                                   recommendation of an independent third-party
                                   service provider;

                    4.             suggesting that the client engage another
                                   party to determine how the proxies should be
                                   voted;

                    5.             delegating the vote to an independent
                                   third-party service provider; or

                    6.             voting in accordance with the factors
                                   discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

--------------------------------------------------------------------------------

          (5)           Any committee must be comprised of personnel who have no
                        direct interest in the outcome of the potential
                        conflict.

--------------------------------------------------------------------------------

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO,
PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to
PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these
Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how
PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c)
of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's
Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these
Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC
("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS
West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

--------------------------------------------------------------------------------

1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client.
As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office
Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office
Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified,
PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and
PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which
PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best

--------------------------------------------------------------------------------

interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

BOARD OF DIRECTORS

1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

--------------------------------------------------------------------------------

PROXY CONTESTS AND PROXY CONTEST DEFENSES

1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i)
background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii)
any potential limitation placed on the director's ability to work for all shareholders.

6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

TENDER OFFER DEFENSES

1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

--------------------------------------------------------------------------------

3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv)
whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

CAPITAL STRUCTURE

1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

EXECUTIVE AND DIRECTOR COMPENSATION

1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

--------------------------------------------------------------------------------

2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

STATE OF INCORPORATION

STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids;
and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

MERGERS AND RESTRUCTURINGS

1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii)
prospects of the combined companies; (iv) how the deal was negotiated; and (v)
changes in corporate governance and the potential impact on shareholder rights.
PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that

--------------------------------------------------------------------------------

client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv)
the fund's performance.

2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i)
past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism;
(iv) board activity; and (v) votes on related proposals.

4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii)
potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO
may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act:
(i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the

--------------------------------------------------------------------------------

proposed name; (ii) the political and economic changes in the target market; and
(iii) current asset composition.

9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

DISTRESSED AND DEFAULTED SECURITIES

1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements;
and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may
consider the following when determining whether to vote for or against a Chapter
11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii)
whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

--------------------------------------------------------------------------------

MISCELLANEOUS PROVISIONS

1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
(ii) PIMCO's responsibility to consider actions before supporting them.

2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders;
and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii)
management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these
Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

232326.11.03

--------------------------------------------------------------------------------